                                                                    Exhibit 10.1

                                                                  EXECUTION COPY



                         RECEIVABLES PURCHASE AGREEMENT


                          dated as of October 19, 2001


                                      Among


                      PIONEER-STANDARD FUNDING CORPORATION,
                                  as the Seller


                       PIONEER-STANDARD ELECTRONICS, INC.,
                                   as Servicer


                     FALCON ASSET SECURITIZATION CORPORATION
                                       and
                        THREE RIVERS FUNDING CORPORATION
                                   as Conduits

                                       and

                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                                       and
                                MELLON BANK, N.A.
                               as Managing Agents

                                       and

            THE COMMITTED PURCHASERS FROM TIME TO TIME PARTIES HERETO

                                       and

                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                               as Collateral Agent

                                TABLE OF CONTENTS

SECTION                                                                                          PAGE

ARTICLE I
         PURCHASE ARRANGEMENTS.......................................................................1

     Section 1.1         Purchase Facility...........................................................1
     Section 1.2         Increases...................................................................2
     Section 1.3         Decreases...................................................................3
     Section 1.4         Payment Requirements........................................................3

ARTICLE II
         PAYMENTS AND COLLECTIONS....................................................................3

     Section 2.1         Payments....................................................................3
     Section 2.2         Collections Prior to Amortization...........................................4
     Section 2.3         Collections Following Amortization..........................................5
     Section 2.4         Application of Collections..................................................5
     Section 2.5         Payment Rescission..........................................................6
     Section 2.6         Maximum Purchaser Interests.................................................6
     Section 2.7         Clean Up Call...............................................................6
     Section 2.8         Additional Originators......................................................6

ARTICLE III
         CONDUIT FUNDING.............................................................................7

     Section 3.1         Yield.......................................................................7
     Section 3.2         Payments....................................................................7
     Section 3.3         Calculation of Yield........................................................7

ARTICLE IV
         BANK ONE RELATED GROUP: Committed Purchaser FUNDING.........................................7

     Section 4.1         Committed Purchaser Funding.................................................7
     Section 4.2         Yield Payments..............................................................7
     Section 4.3         Selection and Continuation of Tranche Periods...............................8
     Section 4.4         Committed Purchaser Discount Rates..........................................8
     Section 4.5         Suspension of the LIBO Rate.................................................8

ARTICLE V
         REPRESENTATIONS AND WARRANTIES..............................................................9

     Section 5.1         Representations and Warranties of the Seller Parties........................9
     Section 5.2         Committed Purchaser Representations and Warranties.........................13

ARTICLE VI
         CONDITIONS OF PURCHASES....................................................................14

     Section 6.1         Conditions Precedent to Initial Incremental Purchase.......................14
     Section 6.2         Conditions Precedent to All Purchases and Reinvestments....................14

                                TABLE OF CONTENTS

SECTION                                                                                          PAGE

ARTICLE VII
         COVENANTS..................................................................................15

     Section 7.1         Affirmative Covenants of the Seller Parties................................15
     Section 7.2         Negative Covenants of the Seller Parties...................................24

ARTICLE VIII
         ADMINISTRATION AND COLLECTION..............................................................26

     Section 8.1         Designation of Servicer....................................................26
     Section 8.2         Duties of Servicer.........................................................27
     Section 8.3         Collection Notices.........................................................28
     Section 8.4         Responsibilities of the Seller.............................................28
     Section 8.5         Reports....................................................................29
     Section 8.6         Servicing Fees.............................................................29

ARTICLE IX
         AMORTIZATION EVENTS........................................................................29

     Section 9.1         Amortization Events........................................................29
     Section 9.2         Remedies...................................................................31

ARTICLE X
         INDEMNIFICATION............................................................................32

     Section 10.1        Indemnities by the Seller Parties..........................................32
     Section 10.2        Increased Cost and Reduced Return..........................................34
     Section 10.3        Other Costs and Expenses...................................................35

ARTICLE XI
         THE AGENTS.................................................................................35

     Section 11.1        Authorization and Action...................................................35
     Section 11.2        Delegation of Duties.......................................................36
     Section 11.3        Exculpatory Provisions.....................................................36
     Section 11.4        Reliance by Agents.........................................................37
     Section 11.5        Non-Reliance on Agents and Other Purchasers................................37
     Section 11.6        Reimbursement and Indemnification..........................................37
     Section 11.7        Agents in Their Individual Capacities......................................38
     Section 11.8        Successor Agent............................................................38

ARTICLE XII
         ASSIGNMENTS; PARTICIPATIONS................................................................38

     Section 12.1        Assignments................................................................38
     Section 12.2        Participations.............................................................40
     Section 12.3        Additional Related Groups..................................................40
     Section 12.4        Terminating Committed Purchasers...........................................40

                                TABLE OF CONTENTS

SECTION                                                                                          PAGE

ARTICLE XIII
         MISCELLANEOUS..............................................................................41

     Section 13.1        Waivers and Amendments.....................................................41
     Section 13.2        Notices....................................................................42
     Section 13.3        Ratable Payments...........................................................42
     Section 13.4        Protection of Ownership Interests of the Purchasers........................43
     Section 13.5        Confidentiality............................................................43
     Section 13.6        Bankruptcy Petition........................................................44
     Section 13.7        Limitation of Liability....................................................44
     Section 13.8        CHOICE OF LAW..............................................................44
     Section 13.9        CONSENT TO JURISDICTION....................................................44
     Section 13.10       WAIVER OF JURY TRIAL.......................................................45
     Section 13.11       Integration; Binding Effect; Survival of Terms.............................45
     Section 13.12       Counterparts; Severability; Section References.............................45
     Section 13.13       Agent Roles................................................................46
     Section 13.14       Characterization...........................................................46

                             EXHIBITS AND SCHEDULES

      Exhibit I            Definitions
      Exhibit II           Form of Purchase Notice
      Exhibit III          Places of Business of the Seller Parties; Locations of Records; Federal Employer
                           Identification Numbers; Corporate Names, Trade Names and Assumed Names
      Exhibit IV           [Reserved]
      Exhibit V            Form of Compliance Certificate
      Exhibit VI           Form of Collection Account Agreement
      Exhibit VII          Form of Assignment Agreement
      Exhibit VIII         Credit and Collection Policy
      Exhibit IX           Form of Contract(s)
      Exhibit X            Form of Monthly Report
      Exhibit XI           Form of Performance Undertaking
      Exhibit XII          Form of Joinder Agreement
      Exhibit XIII         Form of Weekly Report

      Schedule A           Commitments
      Schedule B           Closing Documents

                         RECEIVABLES PURCHASE AGREEMENT


                  This Receivables Purchase Agreement dated as of October 19, 2001 is among Pioneer-Standard Funding Corporation, a Delaware corporation ( the "SELLER"), Pioneer-Standard Electronics, Inc., an Ohio corporation ("PIONEER"), as initial Servicer (the "SERVICER", and together with the Seller, the "SELLER PARTIES" and each a "SELLER PARTY"), Falcon Asset Securitization Corporation, a Delaware Corporation ("FALCON"), and Three Rivers Funding Corporation, a Delaware corporation ("THREE RIVERS"), as conduit purchasers (each a "CONDUIT" and collectively the "CONDUITS"), the entities listed on SCHEDULE A to this Agreement as committed purchasers (together with any of their respective successors and assigns hereunder, the "COMMITTED PURCHASERS"), Bank One, NA (Main Office Chicago) and Mellon Bank, N.A., as managing agents (each a "MANAGING AGENT", and collectively the "MANAGING AGENTS"), and Bank One, NA (Main Office Chicago), as collateral agent for the Purchasers hereunder (together with its successors and assigns hereunder, the "COLLATERAL AGENT"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in EXHIBIT I.


                             PRELIMINARY STATEMENTS

                  The Seller desires to transfer and assign Purchaser Interests to the Purchasers from time to time.

                  The Conduits may, in their absolute and sole discretion, purchase Purchaser Interests from the Seller from time to time.

                  In the event that a Conduit declines to make any purchase, the Committed Purchasers which are part of such Conduit's Related Group shall purchase Purchaser Interests from time to time, it being understood that Three Rivers is a party hereto as a Conduit and as a Committed Purchaser and is accordingly entitled to the benefits and subject to the obligations hereunder which apply to Conduits and which apply to Committed Purchasers. In addition, the Committed Purchasers in each Related Group have agreed to provide or obtain a liquidity facility to the Conduit in such Related Group in accordance with the terms of a Liquidity Agreement entered into among such Conduit and such Committed Purchasers.

                  Bank One, NA (Main Office Chicago) has been requested and is willing to act as Collateral Agent on behalf of the Conduits and the Committed Purchasers in accordance with the terms hereof.

                                   ARTICLE I
                              PURCHASE ARRANGEMENTS

                  Section  1.1 PURCHASE FACILITY.

                  (a) Upon the terms and subject to the conditions hereof, the Seller may, at its option, sell and assign Purchaser Interests to the Collateral Agent for the benefit of one or more of the Purchasers. In accordance with the terms and conditions set forth herein, each Conduit may, at its option, instruct the related Managing Agent to purchase on its behalf through the Collateral Agent, or if any Conduit shall decline to purchase, its Managing Agent shall purchase, on behalf of the applicable Committed Purchasers, through the Collateral Agent, Purchaser Interests from time to time; PROVIDED, that the Aggregate Capital outstanding at any time hereunder shall not exceed (i) in respect of all Purchasers, an amount equal to the lesser at such time of the Purchase Limit and the aggregate amount of the Commitments or (ii) in respect of any Related Group, such Related Group's Group Purchase Limit at such time. The purchase facility contemplated herein shall, subject to the terms and conditions hereof, be available during the period from the date hereof to but not including the Facility Termination Date.

                  (b) The Seller may, upon at least ten (10) Business Days' notice to the Collateral Agent and each Managing Agent, terminate in whole or reduce in part, ratably among the Committed Purchasers, the unused portion of the Purchase Limit; PROVIDED, HOWEVER, that each partial reduction of the Purchase Limit shall become effective on the next Weekly Funding Date following such ten (10) Business Day period and shall be in an amount equal to $5,000,000 or an integral multiple thereof.

                  Section 1.2 INCREASES. The Seller shall provide the Collateral Agent and each Managing Agent with at least two (2) Business Days' prior notice in a form set forth as EXHIBIT II hereto of each Incremental Purchase (a "PURCHASE NOTICE"). Each Purchase Notice shall be subject to SECTION 6.2 hereof and, except as set forth below, shall be irrevocable and shall specify (i) the requested Purchase Price (which shall not be less than $1,000,000 in the aggregate for all Purchasers and shall not be greater than the Commitment Availability immediately prior to giving effect to such purchase) and (ii) date of purchase (which, in the case of any Incremental Purchase (after the initial Incremental Purchase hereunder), shall only be on a Weekly Funding Date) and
(iii) in the case of an Incremental Purchase to be funded by the Committed Purchasers, the requested Discount Rate and Tranche Period. Following receipt of a Purchase Notice, each Managing Agent will determine whether the Conduit in its Related Group agrees to make the purchase. If any Conduit declines to make a proposed purchase, the Incremental Purchase of the Purchaser Interest will be made by the Committed Purchasers in such Conduit's Related Group. Each Incremental Purchase to be made hereunder shall be made ratably among the Related Groups in accordance with their Group Purchase Limits and within each Related Group on the basis of each Committed Purchaser's Pro Rata Share. On the date of each Incremental Purchase, each Conduit or the Committed Purchasers in its Related Group, as applicable, shall make available to its Managing Agent (or, following the Control Date, to the Collateral Agent), in immediately available funds, at the address listed beneath such Managing Agent's or the Collateral Agent's signature on the signature page hereof, no later than 12:00 noon (Chicago time), an amount equal to its ratable share of the Purchaser Price. Upon satisfaction of the applicable conditions precedent set forth in
ARTICLE VI, each Managing Agent or the Collateral Agent, as applicable, shall deposit such funds as it shall have received from the Purchasers to the Facility Account no later than 1:00 p.m. (Chicago time). If and to the extent that any Purchaser shall not have so made such ratable share of the Purchase Price available to its Managing Agent or the Collateral Agent, as applicable, such Purchaser and the Seller severally agree to repay such Managing Agent or the Collateral Agent, forthwith upon demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Seller until the date such amount is repaid at (x) in the case of the Seller, the interest rate applicable to the related Purchaser Interest and (ii) in the case of such Purchaser, at the Prime Rate.

                  Section 1.3 DECREASES. The Seller shall provide each Managing Agent with prior written notice in conformity with the Required Notice Period (a "REDUCTION NOTICE") of any proposed reduction of Aggregate Capital from Collections. Such Reduction Notice shall designate (i) the date (the "PROPOSED REDUCTION DATE") upon which any such reduction of Aggregate Capital shall occur (which date shall give effect to the applicable Required Notice Period and shall be a Weekly Funding Date), and (ii) the amount of Aggregate Capital to be reduced (the "AGGREGATE REDUCTION") which shall be applied by the Managing Agents (or, following the Control Date, by the Collateral Agent) ratably, to the Purchaser Interests of the Conduits and the Committed Purchasers in each Managing Agent's Related Group in accordance with the amount of Capital (if any) owing to such Conduits, on the one hand, and the amount of Capital (if any) owing to such Committed Purchasers on the other hand (in each case ratably, based on their respective Pro Rata Shares). Only one (1) Reduction Notice shall be outstanding at any time.

                  Section 1.4 PAYMENT REQUIREMENTS. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Chicago time) on the day when due in immediately available funds, and if not received before 11:00 a.m. (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser they shall be paid to the related Managing Agent (or, following the Control Date, to the Collateral Agent), for the account of such Purchaser, at the address listed beneath such Managing Agent's or the Collateral Agent's signature on the signature page hereof until otherwise notified by such Managing Agent or the Collateral Agent. All payments to be made by the Seller to the Collateral Agent, on behalf of the Purchasers, shall promptly be remitted by the Collateral Agent to the related Purchasers; PROVIDED, that all such payments received by the Collateral Agent, on behalf of the Purchasers, prior to 11:00 a.m. (Chicago time) on any day shall be sent to the related Purchasers no later than 1:00 p.m. (Chicago time) on such day. All computations of Yield and per annum fees calculated hereunder and under the Fee Letters shall be made on the basis of a year of 360 days for the actual number of days elapsed; PROVIDED, HOWEVER, that all computations of Yield calculated with respect to the Prime Rate shall be made on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of Yield or fees, as the case may be.

                                   ARTICLE II
                            PAYMENTS AND COLLECTIONS

Section 2.1 PAYMENTS. Notwithstanding any limitation on recourse contained in this Agreement, the Seller shall immediately pay to the Managing Agents (or, following the Control Date, to the Collateral Agent), when due, for the account of the relevant Purchasers on a full recourse basis, (i) the fees set forth in the Fee Letters (which fees shall be sufficient to pay all fees owing to the Committed Purchasers), (ii) all amounts payable as Yield, (iii) all amounts payable as Deemed Collections (which shall be immediately due and payable by the Seller and applied to reduce outstanding Aggregate Capital hereunder in accordance with SECTIONS 2.2 and 2.3 hereof), (iv) all amounts required pursuant to SECTION 2.6, (v) all amounts payable pursuant to ARTICLE X, if any, (vi) all Servicer costs and expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables; PROVIDED, HOWEVER, that so long as the Parent is the Servicer, the Servicing Fee may be paid directly to the Servicer, (vii) all Broken Funding Costs and (viii) all Default Fees (collectively, the "OBLIGATIONS"). If any Person fails to pay any of the Obligations when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or the Fee Letters shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time any Seller Party receives any Collections or is deemed to receive any Collections, such Seller Party shall immediately pay such Collections or Deemed Collections to the Servicer for application in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by such Seller Party for the exclusive benefit of the Purchasers, the Managing Agents and the Collateral Agent.

                  Section 2.2 COLLECTIONS PRIOR TO AMORTIZATION. Prior to the Amortization Date, any Collections and/or Deemed Collections received by the Servicer shall be set aside and held in trust by the Servicer for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this SECTION 2.2. If at any time any Collections are received by the Servicer prior to the Amortization Date, (i) the Servicer shall set aside the Termination Percentage (hereinafter defined) of Collections evidenced by the Purchaser Interests of each Terminating Committed Purchaser and (ii) the Seller hereby requests and the Purchasers (other than any Terminating Committed Purchasers) hereby agree to make, simultaneously with such receipt, a reinvestment (each a "REINVESTMENT") with that portion of the balance of each and every Collection received by the Servicer that is part of any Purchaser Interest (other than any Purchaser Interests of Terminating Committed Purchasers), such that after giving effect to such Reinvestment, the amount of Capital of such Purchaser Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Capital immediately prior to such receipt. On each Settlement Date prior to the occurrence of the Amortization Date, (a) prior to the Control Date, the Servicer shall remit to each Managing Agent's account such Managing Agent's portion (taking into account the Obligations owing to the Purchasers within such Managing Agent's Related Group and any payments to be made to any Terminating Committed Purchaser within such Managing Agent's Related Group pursuant to clause (c) of this sentence) of the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment, (b) on and after the Control Date, the Servicer shall remit to the Collateral Agent's account the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment, and (c) each Managing Agent, or the Collateral Agent, as applicable,) shall apply such amounts (if not previously paid in accordance with SECTION 2.1) FIRST, to reduce unpaid Obligations owing to the Purchasers in such Related Group and SECOND, to reduce the Capital of all Purchaser Interests of Terminating Committed Purchasers in such Related Group, applied ratably to each Terminating Committed Purchaser according to its respective Termination Percentage, provided, that no such Capital reduction shall be made until all of the Obligations owing to the Purchasers in each Related Group have been paid. If such Capital and other Obligations shall be reduced to zero, any additional Collections received by the Servicer (i) if applicable, shall be remitted to the Managing Agents (or, following the Control Date, to the

Collateral Agent) no later than 11:00 a.m. (Chicago time) to the extent required to fund any Aggregate Reduction on such Settlement Date and (ii) any balance remaining thereafter shall be remitted from the Servicer to the Seller on such Settlement Date. Each Terminating Committed Purchaser shall be allocated a ratable portion of Collections from the date of any assignment by the related Conduit pursuant to SECTION 12.4 (the "TERMINATION DATE") until such Terminating Financing Institution's Capital shall be paid in full. This ratable portion shall be calculated on the Termination Date of each Terminating Committed Purchaser as a percentage equal to (i) Capital of such Terminating Committed Purchaser outstanding on its Termination Date, DIVIDED BY (ii) the Aggregate Capital outstanding on such Termination Date (the "TERMINATION PERCENTAGE"). Each Terminating Committed Purchaser's Termination Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Committed Purchaser's Capital shall be reduced ratably with all Committed Purchasers in accordance with SECTION 2.3.

                  Section 2.3 COLLECTIONS FOLLOWING AMORTIZATION. On the Amortization Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections received on such day and an additional amount for the payment of any accrued and unpaid Obligations owed by the Seller and not previously paid by the Seller in accordance with SECTION 2.1. On and after the Amortization Date, the Servicer shall, at any time upon the request from time to time by (or pursuant to standing instructions from) the Collateral Agent (i) remit to the Collateral Agent's account the amounts set aside pursuant to the preceding sentence, and
(ii) apply such amounts to reduce the Capital associated with each such Purchaser Interest and any other Aggregate Unpaids.

                  Section 2.4 APPLICATION OF COLLECTIONS. If there shall be insufficient funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts pursuant to SECTION 2.2 or 2.3 (as applicable), the Servicer shall distribute funds:

                  FIRST, if the Seller or one of its Affiliates is not then acting as the Servicer, to the payment of the Servicer's reasonable out-of-pocket costs and expenses in connection with servicing, administering and collecting the Receivables , including the Servicing Fee,

                  SECOND, to the reimbursement of the Collateral Agent's reasonable costs of collection and enforcement of this Agreement,

                  THIRD, ratably to the payment of all accrued and unpaid fees under the Fee Letters and Yield,

                  FOURTH, (to the extent applicable) to the ratable reduction of the Aggregate Capital (without regard to any Termination Percentage),

                  FIFTH, for the ratable payment of all other unpaid Obligations, provided that to the extent such Obligations relate to the payment of Servicer costs and expenses, including the Servicing Fee, when the Seller or one of its Affiliates is acting as the Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, and

                  SIXTH, after the Aggregate Unpaids have been indefeasibly reduced to zero, to the Seller.

                  Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities, set forth in SECTION 2.4 above, shall be shared ratably (within each priority) among the Managing Agents (or, following the Control Date, the Collateral Agent) and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

                  Section 2.5 PAYMENT RESCISSION. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. The Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the related Managing Agent (or, following the Control Date, the Collateral Agent), for application to the Person or Persons who suffered such rescission, return or refund, the full amount thereof, plus the Default Fee from the date of any such rescission, return or refunding.

                  Section 2.6 MAXIMUM PURCHASER INTERESTS. The Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100%, the Seller shall pay to the Managing Agents, on a pro rata basis (or, following the Control Date, to the Collateral Agent), within one
(1) Business Day an amount to be applied to reduce the Aggregate Capital, such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%.

                  Section 2.7 CLEAN UP CALL. In addition to the Seller's rights pursuant to SECTION 1.3, the Seller shall have the right (after providing written notice to the Collateral Agent and the Managing Agents in accordance with the Required Notice Period), at any time following the reduction of the Aggregate Capital to a level that is less than ten percent (10.0%) of the original Purchase Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser, any Managing Agent or the Collateral Agent.

                  Section 2.8 ADDITIONAL ORIGINATORS. From time to time the Seller may propose the addition of new Originators under the Receivables Sale Agreement and the other Transaction Documents. Each Managing Agent will consider each such proposal and may, in its sole and absolute discretion, enter into amendments and other related documentation in order to give effect to such addition following such due diligence as such Managing Agent, in its sole and absolute discretion, may deem necessary and following the receipt of credit approval by the Conduit and Committed Purchasers within the Related Group of such Managing Agent. No addition of any new Originator shall be permitted without the prior written consent of each of the Managing Agents and the Collateral Agent.

                                  ARTICLE III
                                 CONDUIT FUNDING

                  Section 3.1 YIELD. The Seller shall pay Yield with respect to the Capital associated with each Purchaser Interest of each Conduit for each day that any Capital in respect of such Purchaser Interest is outstanding; PROVIDED, that any Purchaser Interest, or portion thereof, which, or an individual interest in which, is being funded by the Committed Purchasers of such Conduit's Related Group pursuant to such Conduit's Liquidity Agreement shall accrue Yield pursuant to ARTICLE IV.

                  Section 3.2 PAYMENTS. On each Settlement Date, the Seller shall pay to each Managing Agent (for the benefit of the Conduits in such Managing Agent's Related Group) an aggregate amount equal to all accrued and unpaid Yield in respect of the Capital associated with all Purchaser Interests of such Conduits for the immediately preceding Accrual Period in accordance with
ARTICLE II; PROVIDED, HOWEVER, that following the Control Date, such payments shall be made to the Collateral Agent for the benefit of such Conduits.

                  Section 3.3 CALCULATION OF YIELD. On the fifth Business Day immediately preceding each Settlement Date, each Conduit shall calculate the aggregate amount of Yield in respect of the Capital associated with all Purchaser Interests of such Conduit for the applicable Accrual Period and shall notify the Seller of such aggregate amount in writing, which notification shall set forth the calculation of such amount in reasonable detail.

                                   ARTICLE IV
               BANK ONE RELATED GROUP: COMMITTED PURCHASER FUNDING

                  Section 4.1 COMMITTED PURCHASER FUNDING. Each Purchaser Interest of the Committed Purchasers in the Related Group for which Bank One is the Managing Agent shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof. Until the Seller gives notice to the Collateral Agent of another Discount Rate in accordance with SECTION 4.4, the initial Discount Rate for any Purchaser Interest transferred to such Committed Purchasers pursuant to the terms and conditions hereof or any Liquidity Agreement shall be the Prime Rate. If any such Committed Purchaser acquires by assignment from the Conduit in its Related Group all or any portion of a Purchaser Interest (or an undivided interest therein) pursuant to such Conduit's Liquidity Agreement, each Purchaser Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment.

                  Section 4.2 YIELD PAYMENTS. On the Settlement Date for each Purchaser Interest of the Committed Purchasers in the Related Group for which Bank One is the Managing Agent, the Seller shall pay to the related Managing Agent, for the benefit of each of such Committed Purchasers, an aggregate amount equal to each such Committed Purchaser's Pro Rata Share of the accrued and unpaid Yield for the entire Tranche Period of each such Purchaser Interest in accordance with ARTICLE II; PROVIDED, HOWEVER, that following the Control Date, such payments shall be made to the Collateral Agent for the benefit of such Committed Purchasers.

                  Section  4.3 SELECTION AND CONTINUATION OF TRANCHE PERIODS.

                  (a) With consultation from (and approval by) the Collateral Agent, the Seller shall from time to time request Tranche Periods for the Purchaser Interests of the Committed Purchasers in the Related Group for which Bank One is the Managing Agent, provided that, if at any time such Committed Purchasers shall have all or any portion of a Purchaser Interest (or an undivided interest therein), the Seller shall always request Tranche Periods such that at least one (1) Tranche Period shall end on each Weekly Funding Date.

                  (b) The Seller, upon notice to the Collateral Agent received at least three (3) Business Days prior to the end of a Tranche Period (the "TERMINATING TRANCHE") for any Purchaser Interest, may (with the consent or at the direction of the Collateral Agent), effective on the last day of the Terminating Tranche: (i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Purchaser Interest with a new Purchaser Interests to be purchased on the day such Terminating Tranche ends, PROVIDED, that in no event may a Purchaser Interest of a Conduit be combined with a Purchaser Interest of any Committed Purchaser.

                  Section 4.4 COMMITTED PURCHASER DISCOUNT RATES. The Seller may select the LIBO Rate or the Prime Rate for each Purchaser Interest of the Committed Purchasers in the Related Group for which Bank One is the Managing Agent. The Seller shall by 11:00 a.m. (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) not later than 2:00 p.m. (Chicago time) on the expiration date of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Discount Rate, give the Collateral Agent irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. Until the Seller gives notice to the Collateral Agent of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Committed Purchasers in the Related Group for which Bank One is the Managing Agent pursuant to the terms and conditions hereof or the terms and conditions of any Liquidity Agreement shall be the Prime Rate.

                  Section  4.5 SUSPENSION OF THE LIBO RATE.

                  (a) If any Committed Purchaser in the Related Group for which Bank One is the Managing Agent notifies its Managing Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of such Committed Purchasers at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then such Managing Agent shall notify the Collateral Agent and the Collateral Agent shall suspend the availability of such LIBO Rate and require the Seller to select the Prime Rate for any Purchaser Interest held by such Committed Purchasers and accruing Yield at such LIBO Rate.

                  (b) If less than all of the Committed Purchasers in the Related Group for which Bank One is the Managing Agent give a notice to its Managing Agent pursuant to SECTION 4.5(a), each Committed Purchaser which gave such a notice shall be obliged, at the request of the Seller or the Collateral Agent, to assign all of its rights and obligations hereunder to (i) another Committed Purchaser in its Related Group or (ii) another funding entity nominated by the Seller, the Collateral Agent or the applicable Managing Agent that is acceptable to the related Conduit or Conduits and willing to participate in this Agreement and the related Liquidity Agreement through the Liquidity Termination Date in the place of such notifying Committed Purchaser; PROVIDED that (i) the notifying Committed Purchaser receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Committed Purchaser's Pro Rata Share of the Capital and Yield owing to all of the Committed Purchasers in the Related Group for which Bank One is the Managing Agent and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of such Committed Purchasers, and (ii) the replacement Committed Purchaser otherwise satisfies the requirements of SECTION 12.1(b).

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

                  Section 5.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER PARTIES. Each Seller Party hereby represents and warrants to the Collateral Agent, the Managing Agents and the Purchasers, as to itself, as of the date hereof and as of the date of each Incremental Purchase and the date of each Reinvestment that:

                  (a) CORPORATE EXISTENCE AND POWER. Such Seller Party is duly organized, validly existing and in good standing under the laws of the state indicated in the preamble to this Agreement and is a "registered organization" (as defined in the UCC) of such state. Such Seller Party is duly qualified to do business and is in good standing as a foreign entity, and has and holds all power, corporate or otherwise, and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except, in the case of the Servicer, where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

                  (b) POWER AND AUTHORITY; DUE AUTHORIZATION, EXECUTION AND DELIVERY. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of the Seller, the Seller's use of the proceeds of purchases made hereunder, are within its powers, corporate or otherwise, and authority and have been duly authorized by all necessary action, corporate or otherwise, on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

                  (c) NO CONFLICT. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation, articles of association, by-laws, or limited liability company agreement, as applicable, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder) except, in the case of the Servicer, where any such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (d) GOVERNMENTAL AUTHORIZATION. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                  (e) ACTIONS, SUITS. There are no actions, suits or proceedings pending, or to the best of such Seller Party's knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body except, in the case of the Servicer, where any such default could not reasonably be expected to have a Material Adverse Effect.

                  (f) BINDING EFFECT. This Agreement and each other Transaction Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (g) ACCURACY OF INFORMATION. All information heretofore furnished by such Seller Party or any of its Affiliates to the Collateral Agent, the Managing Agents or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party or any of its Affiliates to the Collateral Agent, the Managing Agents or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  (h) USE OF PROCEEDS. No proceeds of any purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (i) GOOD TITLE. Immediately prior to each purchase hereunder, the Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Seller's ownership interest in each Receivable, its Collections and the Related Security.

                  (j) PERFECTION. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the Collateral Agent for the benefit of the relevant Purchaser or Purchasers (and the Collateral Agent for the benefit of such Purchaser or Purchasers shall acquire from the Seller) a valid and perfected first priority undivided percentage ownership or security interest in each Receivable existing or hereafter arising and in the Related Security (to the extent such Related Security is covered by Article 9 of the UCC), in all of the Seller's right, title and interest in, to and under the Receivables Sale Agreement and the Performance Undertaking, in the Lock-Boxes and the Collection Accounts and in the Collections with respect to such Receivables, free and clear of any Adverse Claim except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent's (on behalf of the Purchasers) first priority ownership or security interest in the Receivables, the Related Security (to the extent such Related Security is covered by Article 9 of the UCC), all of the Seller's right, title and interest in, to and under the Receivables Sale Agreement and the Performance Undertaking, the Lock-Boxes and the Collection Accounts and the Collections.

                  (k) PLACES OF BUSINESS AND LOCATIONS OF RECORDS. The principal places of business and chief executive office of such Seller Party and the offices where it keeps all of its Records are located at the address(es) listed on EXHIBIT III or such other locations of which the Collateral Agent has been notified in accordance with SECTION 7.2(a) in jurisdictions where all action required by SECTION 13.4(a) has been taken and completed. The Seller's Federal Employer Identification Number and organizational identification number, if any, are correctly set forth on EXHIBIT III.

                  (l) COLLECTIONS. The conditions and requirements set forth in
SECTION 7.1(j) and SECTION 8.2 have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of the Seller at each Collection Bank and the post office box number of each Lock-Box, are listed in the Side Letter. The Seller has not granted any Person, other than the Collateral Agent as contemplated by this Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                  (m) MATERIAL ADVERSE EFFECT. (i) The initial Servicer represents and warrants that since March 31, 2001, except as otherwise disclosed to the public between March 31, 2001 and the date of this Agreement, no event has occurred that would have a material adverse effect on the financial condition or operations of the initial Servicer and its Subsidiaries or the ability of the initial Servicer to perform its obligations under this Agreement or any of the other Transaction Documents to which it is party, and (ii) the Seller represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of the Seller, (B) the ability of the Seller to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

                  (n) NAMES. In the past five (5) years, the Seller has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and the corporate names, trade names or assumed names, if any, identified on Exhibit III.

                  (o) OWNERSHIP OF THE SELLER. Pioneer owns, directly or indirectly, 100% of the issued and outstanding capital stock or membership interests, as applicable, of the Seller, free and clear of any Adverse Claim. Such capital stock or membership interest, as applicable, is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities or membership interests, as applicable, of the Seller.

                  (p) NOT A HOLDING COMPANY OR AN INVESTMENT COMPANY. Such Seller Party is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Seller Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                  (q) COMPLIANCE WITH LAW. Such Seller Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject except, in the case of the Servicer, where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (INCLUDING, WITHOUT LIMITATION, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation.

                  (r) COMPLIANCE WITH CREDIT AND COLLECTION POLICY. Such Seller Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which the Collateral Agent and the Managing Agents have been notified in accordance with SECTION 7.1(a)(vii).

                  (s) PAYMENTS TO ORIGINATORS. With respect to each Receivable transferred to the Seller under the Receivables Sale Agreement, the Seller has given reasonably equivalent value to the related Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101 et seq.), as amended.

                  (t) ENFORCEABILITY OF CONTRACTS. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), it being understood that Dilutions may occur in the ordinary course of business of the Seller Parties, and that upon the occurrence of any such Dilutions, the Purchasers shall have a legal, valid and binding claim against the Seller (and the Seller shall have a legal, valid and binding claim against the applicable Originator) in an amount equal to the corresponding Deemed Collections.

                  (u) ELIGIBLE RECEIVABLES. Each Receivable included in the Net Receivables Balance as an Eligible Receivable on the date of its purchase under the Receivables Sale Agreement was an Eligible Receivable on such purchase date, it being understood that Dilutions may occur in the ordinary course of business of the Seller Parties, and that upon the occurrence of any such Dilutions, the Purchasers shall have a legal, valid and binding claim against the Seller (and the Seller shall have a legal, valid and binding claim against the applicable Originator) in an amount equal to the corresponding Deemed Collections.

                  (v) NET RECEIVABLES BALANCE. Such Seller Party has determined that, immediately after giving effect to each purchase hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, PLUS (ii) the Aggregate Reserves.

                  (w) OTHER REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of each Originator and the Provider to the Seller under the Receivables Sale Agreement and the Performance Undertaking is true and correct in all material respects on and as of the date when made under such Transaction Document. The Seller has determined that this Agreement is effective to transfer to the Collateral Agent, the Managing Agents and the Purchasers, as assignees of the Seller, the full benefit of and a direct claim against each Originator in respect of each representation or warranty made by such Originator under any Transaction Document and against the Provider in respect of any claim arising under the Performance Undertaking.

                  (x) ACCOUNTING. The manner in which such Seller Party accounts for the transactions contemplated by this Agreement and the Receivables Sale Agreement does not jeopardize the characterization of each transfer made under the Receivables Sale Agreement as being in the nature of a true sale.

                  Section 5.2 COMMITTED PURCHASER REPRESENTATIONS AND WARRANTIES. Each Committed Purchaser hereby represents and warrants to the Collateral Agent, the Managing Agents and the Conduits that:

                  (a) EXISTENCE AND POWER. Such Committed Purchaser is a corporation or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

                  (b) NO CONFLICT. The execution and delivery by such Committed Purchaser of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Committed Purchaser.

                  (c) GOVERNMENTAL AUTHORIZATION. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Committed Purchaser of this Agreement and the performance of its obligations hereunder.

                  (d) BINDING EFFECT. This Agreement constitutes the legal, valid and binding obligation of such Committed Purchaser enforceable against such Committed Purchaser in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                                   ARTICLE VI
                             CONDITIONS OF PURCHASES

                  Section 6.1 CONDITIONS PRECEDENT TO INITIAL INCREMENTAL PURCHASE. The initial Incremental Purchase of a Purchaser Interest under this Agreement is subject to the conditions precedent that (a) the Collateral Agent shall have received on or before the date of such purchase those documents listed on SCHEDULE B and (b) the Collateral Agent and the Managing Agents shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letters.

                  Section 6.2 CONDITIONS PRECEDENT TO ALL PURCHASES AND REINVESTMENTS. Each purchase of a Purchaser Interest (other than pursuant to a Liquidity Agreement) and each Reinvestment shall be subject to the further conditions precedent that (a) in the case of each such purchase or Reinvestment:
(i) the Servicer shall have delivered to the Collateral Agent on or prior to the date of such purchase, in form and substance satisfactory to the Collateral Agent, all Monthly Reports and Weekly Reports as and when due under SECTION 8.5 and (ii) upon the Collateral Agent's reasonable request, the Servicer shall have delivered to the Collateral Agent and the Managing Agents at least three (3) days prior to such purchase or Reinvestment an interim Monthly Report showing the amount of Eligible Receivables; (b) the Facility Termination Date shall not have occurred; (c) the Collateral Agent shall have received such other approvals, opinions or documents as it may reasonably request and (d) on the date of each such Incremental Purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase or Reinvestment shall be deemed a representation and warranty by the Seller that such statements are then true):

                           (i) the representations and warranties set forth in
                  SECTION 5.1 (including, without limitation, the representations and warranties relating to the names and locations of offices and records of the Seller Parties, as such information may be updated in accordance with SECTION 7.2(a)) are true and correct on and as of the date of such Incremental Purchase or Reinvestment as though made on and as of such date;

                           (ii) no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that would constitute a Potential Amortization Event; and

                           (iii) the Aggregate Capital does not exceed the
                  Purchase Limit and the aggregate Purchaser Interests do not exceed 100% and, in the case of an Incremental Purchase, the related Purchase Price does not exceed the Commitment Availability immediately prior to giving effect to such purchase.

It is expressly understood that each Reinvestment shall, unless otherwise directed by the Collateral Agent, any Managing Agent or any Purchaser, occur automatically on each day that the Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of the Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment. The failure of the Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment shall give rise to a right of the Collateral Agent, which right may be exercised at any time on demand of the Collateral Agent, to rescind the related purchase and direct the Seller to pay to the Collateral Agent for the benefit of the Purchasers an amount equal to the Collections prior to the Amortization Date that shall have been applied to the affected Reinvestment.

                                  ARTICLE VII
                                    COVENANTS

                  Section 7.1 AFFIRMATIVE COVENANTS OF THE SELLER PARTIES. Until the date on which the consolidated Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:

                  (a) FINANCIAL REPORTING. Such Seller Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Collateral Agent and the Managing Agents:

                  (i) ANNUAL REPORTING.

                  (A) In the case of each of the Servicer and the Provider,
                      within ninety (90) days after the close of each of its fiscal years, audited, unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in generally accepted accounting principles and required or approved by the Servicer's or the Provider's independent certified public accountants) consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for such fiscal year certified in a manner acceptable to the Collateral Agent by independent public accountants which are (A) acceptable to "Lenders" party to the Credit Agreement so long as Bank One is a party to the Credit Agreement, or (B) reasonably acceptable to the Collateral Agent; and

                  (B) In the case of the Seller, within one hundred (100) days after the close of each of its fiscal years, financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for the Seller, for such fiscal year certified by its chief financial officer or corporate controller in a manner acceptable to the Collateral Agent.

                  (ii) QUARTERLY REPORTING. Within forty-five (45) days (or, in the case of the Seller, sixty (60) days) after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of each of the Seller, the Servicer and the Provider as at the close of each such period and statements of income and retained earnings and a statement of cash flows for each such Person for the period from the beginning of such fiscal year to the end of such quarter, all certified by its respective chief financial officer or corporate controller; PROVIDED, that in the case of the Servicer and the Provider, such financial statements shall be prepared on a consolidated basis.

                  (iii) COMPLIANCE CERTIFICATE. Together with the financial statements required hereunder, a compliance certificate in substantially the form of EXHIBIT V signed by such Seller Party's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                  (iv) SHAREHOLDERS STATEMENTS AND REPORTS. Promptly upon the furnishing thereof to the shareholders of such Seller Party or the Provider, copies of all financial statements, reports and proxy statements so furnished.

                  (v) S.E.C. FILINGS. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Provider or any of its Subsidiaries files with the Securities and Exchange Commission.

                  (vi) COPIES OF NOTICES. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Originator, copies of the same.

                  (vii) CHANGE IN CREDIT AND COLLECTION POLICY. At least thirty
         (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Collateral Agent's and the Required Committed Purchasers' consent thereto as a condition precedent to such change.

                  (viii) OTHER INFORMATION. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party, the Provider or any Originator as the Collateral Agent or any Managing Agent may from time to time reasonably request in order to protect the interests of the Collateral Agent, the Managing Agents and the Purchasers under or as contemplated by this Agreement.

                  (b) NOTICES. Such Seller Party will notify the Collateral Agent and each Managing Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                         (i) AMORTIZATION EVENTS OR POTENTIAL AMORTIZATION EVENTS. The occurrence of each Amortization Event and each Potential Amortization Event.

                         (ii) JUDGMENT AND PROCEEDINGS. The entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against the Seller.

                         (iii) DOWNGRADE OF THE PROVIDER. Any downgrade in the
                  rating of any Indebtedness of the Provider by Standard & Poor's Ratings Group or by Moody's Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

                  (c) COMPLIANCE WITH LAWS AND PRESERVATION OF CORPORATE EXISTENCE. Such Seller Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except, in the case of the Servicer, where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

                  (d) AUDITS. Such Seller Party will furnish to the Collateral Agent and each Managing Agent from time to time such information with respect to it and the Receivables as the Collateral Agent or such Managing Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Collateral Agent upon reasonable notice and at the sole cost of such Seller Party (which such costs shall be reasonable and properly documented), permit the Collateral Agent, or its agents or representatives (and shall cause each Originator to permit the Collateral Agent or its agents or representatives), (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause
(i) above, and to discuss matters relating to such Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts and, in each case, with any of the officers or employees of Seller or the Servicer having knowledge of such matters.

                  (e) KEEPING AND MARKING OF RECORDS AND BOOKS.

                      (i) The Servicer will (and will cause the Originators to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will (and will cause the Originators to) give the Collateral Agent and each Managing Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                      (ii) Such Seller Party will (and will cause the
                  Originators to) (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Collateral Agent, describing the Purchaser Interests and (B) following the occurrence of an Amortization Event, upon the request of the Collateral Agent (x) mark each Contract with a legend describing the Purchaser Interests and
                  (y) deliver to the Collateral Agent all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

                  (f) COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. Such Seller Party will (and will cause the Originators to) timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                  (g) PERFORMANCE AND ENFORCEMENT OF RECEIVABLES SALE AGREEMENT. The Seller will, and will require Originator to, perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to the Seller under the Receivables Sale Agreement. The Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Collateral Agent and the Purchasers as assignees of the Seller) under the Receivables Sale Agreement as the Collateral Agent or any Managing Agent may from time to time reasonably request, INCLUDING, WITHOUT LIMITATION, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.

                  (h) OWNERSHIP. The Seller will (or will cause each Originator to) take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security (to the extent covered by Article 9 of the UCC), the Lock-Boxes and the Collection Accounts and all Collections purchased under the Receivables Sale Agreement irrevocably in the Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Collateral Agent and the Purchasers (INCLUDING, WITHOUT LIMITATION, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Seller's interest in such Receivables, the Related Security (to the extent such Related Security is covered by Article 9 of the UCC), all of the Seller's right, title and interest in, to and under the Receivables Sale Agreement and the Performance Undertaking, the Lock-Boxes and the Collection Accounts and all Collections and such other action to perfect, protect or more fully evidence the interest of the Seller therein as the Collateral Agent may reasonably request), and (ii) establish and maintain, in favor of the Collateral Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, the Related Security (to the extent such Related Security is covered by Article 9 of the UCC), all of the Seller's right, title and interest in, to and under the Receivables Sale Agreement and the Performance Undertaking, the Lock-Boxes and the Collection Accounts and all Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Collateral Agent for the benefit of the Purchasers (INCLUDING, WITHOUT LIMITATION, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent's (for the benefit of the Purchasers) interest in such Receivables, the Related Security (to the extent such Related Security is covered by Article 9 of the UCC), all of the Seller's right, title and interest in, to and under the Receivables Sale Agreement and the Performance Undertaking, the Lock-Boxes and the Collection Accounts and all Collections and such other action to perfect, protect or more fully evidence the interest of the Collateral Agent for the benefit of the Purchasers as the Collateral Agent may reasonably request).

                  (i) PURCHASERS' RELIANCE. The Seller acknowledges that the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon the Seller's identity as a legal entity that is separate from the Originators, the Provider and each Affiliate or Subsidiary thereof other than the Seller. Therefore, from and after the date of execution and delivery of this Agreement, the Seller shall take all reasonable steps, including, without limitation, all steps that the Collateral Agent, any Managing Agent or any Purchaser may from time to time reasonably request, to maintain the Seller's identity as a separate legal entity and to make it manifest to third parties that the Seller is an entity with assets and liabilities distinct from those of the Originators and any Affiliates thereof and not just a division of any Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Seller will:

                      (A) conduct its own business in its own name and require that all full-time employees of the Seller, if any, identify themselves as such and not as employees of any Originator or the Provider (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as the Seller's employees);

                      (B) compensate all employees, consultants and agents directly, from the Seller's own funds, for services provided to the Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Seller is also an employee, consultant or agent of the Provider or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between the Seller and the Provider or such Affiliate, as applicable, on a basis that reflects the services rendered to the Seller and the Provider or such Affiliate, as applicable;

                      (C) clearly identify its offices (by signage or otherwise) as its offices and, if such office is located in the offices of the Provider or any Affiliate thereof, the Seller shall lease such office at a fair market rent;

                      (D) have a separate telephone number, which will be answered only in its name and separate stationery, invoices and checks in its own name;

                      (E) conduct all transactions with the Originators, the Provider and the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between the Seller and any Originator on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                      (F) at all times have a Board of Directors or Members Committee, as applicable, consisting of at least three (3) members, at least one (1) member of which is an Independent Representative;

                      (G) observe all legal formalities as a distinct entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the Independent Representative, (B) the dissolution or liquidation of the

                           Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving the Seller, are duly authorized by unanimous vote of its Board of Directors or Members Committee, as applicable (including the Independent Representative);

                      (H) maintain the Seller's books and records separate from those of the Originators, the Provider and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of the Originators, the Provider and any Affiliate thereof;

                      (I)  prepare its financial statements for the purposes of
                           SECTION 7.1(a)(i)(B) separately from those of the Provider and any Affiliate thereof and ensure that any consolidated financial statements of the Provider or any Affiliate thereof that include the Seller and that are filed with the Securities and Exchange Commission or any other governmental agency (or that relate to a period of time identical to that covered by any such financial statement) have notes clearly stating that the Seller is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of the Seller;

                      (J) except as herein specifically otherwise provided, maintain the funds or other assets of the Seller separate from, and not commingled with, those of any Originator, the Provider or any Affiliate thereof and only maintain bank accounts or other depository accounts to which the Seller alone is the account party, into which the Seller alone makes deposits and from which the Seller alone (or the Servicer or Collateral Agent, in their respective capacities as such hereunder) has the power to make withdrawals;

                      (K) pay all of the Seller's operating expenses from the Seller's own assets (except for certain payments by any Originator, the Provider or other Persons pursuant to allocation arrangements that comply with the requirements of this SECTION 7.1(i));

                      (L) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to the Originators thereunder for the purchase of Receivables from the Originators under the Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

                      (M) maintain its organizational charter in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its certificate of incorporation, articles of association, by-laws or limited liability company agreement, as applicable, in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, this SECTION 7.1(i);

                      (N) maintain the effectiveness of, and continue to perform under the Receivables Sale Agreement and the Performance Undertaking, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement or the Performance Undertaking, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement or the Performance Undertaking or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Collateral Agent and each Managing Agent;

                      (O) maintain its legal separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary.

                      (P) maintain at all times the Required Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

                      (Q) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Calfee, Halter & Griswold, as counsel for the Seller, in connection with the closing or initial Incremental Purchase under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

                  (j) COLLECTIONS. Such Seller Party will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to the Seller or any Affiliate of the Seller, the Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within one (1) Business Day following receipt thereof, and, at all times prior to such remittance, the Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Collateral Agent and the Purchasers. The Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Collateral Agent as contemplated by this Agreement.

                  (k) TAXES. Such Seller Party will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing, except, in the case of the Servicer, any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of any Conduit, the Collateral Agent, and Managing Agent or any Committed Purchaser.

                  (l) INSURANCE. The Seller will maintain in effect, or cause to be maintained in effect, at the Seller's own expense, such casualty and liability insurance as the Seller shall deem appropriate in its good faith business judgment.

                  (m) PAYMENT TO ORIGINATORS. With respect to any Receivable purchased by the Seller from any Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, INCLUDING, WITHOUT LIMITATION, the terms relating to the amount and timing of payments to be made to such Originator in respect of the purchase price for such Receivable.

                  (n) CUSTOMER BILLING. All Receivables will be evidenced by one or more instruments, agreements, invoices or other writings that specify a Lock-Box into which payments with respect to such indebtedness or obligations shall be made.

                  Section 7.2 NEGATIVE COVENANTS OF THE SELLER PARTIES. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

                  (a) NAME CHANGE, OFFICES AND RECORDS. Such Seller Party will not (i) change its name, identity, legal structure, organizational identification number, if any, or jurisdiction of organization (within the meaning of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept, or (ii) cause any Unit to be converted into a legal entity separate from the Originators, unless, in each case, unless it shall have: (1) given the Collateral Agent and each Managing Agent at least thirty (30) days' prior written notice thereof and (2) delivered to the Collateral Agent and each Managing Agent file-stamped copies of all financing statements, instruments and other documents requested by the Collateral Agent or any Managing Agent in connection with such change or relocation.

                  (b) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Except as may be required by the Collateral Agent pursuant to SECTION 8.2(b), such Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Collateral Agent and each Managing Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and
(ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; PROVIDED, HOWEVER, that (A) the Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account or (B) under the following circumstances the Servicer may instruct an Obligor to remit payments to the Servicer at a location of the Servicer that does not constitute a Collection Account: (1) the amount of such payment, when added to all other payments redirected under this CLAUSE (B) during the same calendar month, does not exceed $2,000,000 and (2) such redirection is made in the ordinary course of business and in accordance with the Credit and Collection Policy.

                  (c) MODIFICATIONS TO CONTRACTS AND CREDIT AND COLLECTION POLICY. Such Seller Party will not, and will not permit any Originator to, make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in SECTION 8.2(d), the Servicer will not, and will not permit any Originator to, extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto in any material respect other than in accordance with the Credit and Collection Policy.

                  (d) SALES, LIENS. The Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Collateral Agent and the Purchasers provided for herein), and the Seller will defend the right, title and interest of the Collateral Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under the Seller or any Originator. The Seller will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory other than any Permitted Lien.

                  (e) NET RECEIVABLES BALANCE. At no time prior to the Amortization Date shall the Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital PLUS (ii) the Aggregate Reserves.

                  (f) TERMINATION DATE DETERMINATION. The Seller will not designate the Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to any Originator in respect thereof, without the prior written consent of the Collateral Agent, except with respect to the occurrence of such Termination Date arising pursuant to SECTION 5.1(d) of the Receivables Sale Agreement.

                  (g) RESTRICTED JUNIOR PAYMENTS. From and after the occurrence of any Amortization Event, the Seller will not make any Restricted Junior Payment if, after giving effect thereto, the Seller would fail to meet its obligations set forth in SECTION 7.2(e).

                  (h) NATURE OF BUSINESS; OTHER AGREEMENTS; OTHER INDEBTEDNESS. The Seller shall not engage in any business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement. Without limiting the generality of the foregoing, the Seller shall not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (i) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) the incurrence of obligations under this Agreement, (iii) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to the Originators thereunder for the purchase of Receivables from such Originators under the Receivables Sale Agreement, and (iv) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated in SECTION 7.1(i) of this Agreement. In the event the Seller shall at any time borrow a loan under any Receivables Sale Agreement, the obligations of the Seller in connection with any such borrowing shall be subordinated to the obligations of the Seller to the Purchasers, the Collateral Agent and the Managing Agents under this Agreement, on such terms as shall be satisfactory to the Collateral Agent.

                  (i) AMENDMENTS TO THE RECEIVABLES SALE AGREEMENT. The Seller shall not, without the prior written consent of the Collateral Agent, (i) cancel or terminate the Receivables

Sale Agreement, (ii) amend, supplement or otherwise modify any of the terms of the Receivables Sale Agreement, (iii) give any consent, waiver, directive or approval under the Receivables Sale Agreement, (iv) waive any default, action, omission or breach under the Receivables Sale Agreement, or otherwise grant any indulgence thereunder, or (v) terminate or consent to the termination of any sub-servicer under the Receivables Sale Agreement.

                  (j) AMENDMENTS TO CORPORATE DOCUMENTS. The Seller shall not amend its Certificate of Incorporation or By-Laws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, SECTION 7.1(i) of this Agreement.

                  (k) MERGER. The Seller shall not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or any material part of its assets (whether now owned or hereafter acquired) to, or acquire all or any material part of the assets of, any Person.

                  (l) MODIFICATIONS TO ALLOCATION METHODOLOGY. Such Seller Party will not, and will not permit any Originator to, (i) make any material change in the zoning procedures governing the allocation of payments from Obligors residing in certain zip codes to specific Lock-Boxes, except as permitted by the Collateral Agent and the Managing Agents in writing or (ii) make any change to the payment remittance instructions issued to the applicable Obligor on any Receivable which would have the effect of directing or authorizing payment to a lock-box or deposit account identified with Excluded Receivables.

                                  ARTICLE VIII
                          ADMINISTRATION AND COLLECTION

                  Section 8.1 DESIGNATION OF SERVICER.

                  (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the "SERVICER") so designated from time to time in accordance with this SECTION 8.1. Pioneer is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Collateral Agent may at any time following the occurrence and during the continuation of an Amortization Event, designate as Servicer any Person to succeed Pioneer or any successor Servicer.

                  (b) Without the prior written consent of the Collateral Agent and the Required Committed Purchasers, Pioneer shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) the Seller and (ii) with respect to certain Charged-Off Receivables, outside collection agencies in accordance with its customary practices. The Seller shall not be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by Pioneer. If at any time the Collateral Agent shall designate as Servicer any Person other than Pioneer, all duties and responsibilities theretofore delegated by Pioneer to the Seller may, at the discretion of the Collateral Agent, be terminated forthwith on notice given by the Collateral Agent to Pioneer and to the Seller.

                  (c) Notwithstanding the foregoing subsection (b), (i) Pioneer shall be and remain primarily liable to the Collateral Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Collateral Agent, the Managing Agents and the Purchasers shall be entitled to deal exclusively with Pioneer in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Collateral Agent, the Managing Agents and the Purchasers shall not be required to give notice, demand or other communication to any Person other than Pioneer in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. Pioneer, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

                  Section 8.2 DUTIES OF SERVICER.

                  (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance, in all material respects, with applicable laws, rules and regulations, with reasonable care and diligence and in no event with less care than it would exercise in taking actions for its own account, and in accordance, in all material respects, with the Credit and Collection Policy. The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of EXHIBIT VI with each bank party to a Collection Account at any time. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Collateral Agent delivers to any Collection Bank a Collection Notice pursuant to SECTION 8.3, the Collateral Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Collateral Agent and, at all times thereafter, the Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

                  (b) The Servicer shall administer the Collections in accordance with the procedures described herein and in ARTICLE II. The Servicer shall set aside and hold in trust for the account of the Seller and the Purchasers their respective shares of the Collections in accordance with ARTICLE
II. The Servicer shall, upon the request of the Collateral Agent, segregate, in a manner acceptable to the Collateral Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or the Seller prior to the remittance thereof in accordance with ARTICLE II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Collateral Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

                  (c) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; PROVIDED, HOWEVER, that such extension or adjustment shall not alter the status of such Receivable as or prevent or delay such Receivable from becoming a Delinquent Receivable, Charged-Off Receivable or Disputed Receivable, or limit the rights of the Collateral Agent, the Managing Agents or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuation of any Amortization Event, the Collateral Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

                  (d) The Servicer shall hold in trust for the Seller and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Collateral Agent, deliver or make available to the Collateral Agent all such Records, at a place selected by the Collateral Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to the Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to ARTICLE II.

                  (e) Any payment by an Obligor in respect of any indebtedness owed by it to any Originator or the Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Collateral Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

                  Section 8.3 COLLECTION NOTICES. The Collateral Agent is authorized at any time to date and to deliver to the Collection Banks the Collection Notices. The Collateral Agent agrees to provide the Seller with a copy of each such Collection Notice promptly following the delivery thereof to the related Collection Bank; PROVIDED, that any failure or delay on the part of the Collateral Agent in providing a copy of any such Collection Notice to the Seller shall not impair, diminish or otherwise adversely affect the effectiveness of the issuance or the enforceability of such Collection Notice. The Seller hereby transfers to the Collateral Agent for the benefit of the Purchasers, effective when the Collateral Agent delivers such notice, the exclusive ownership and control of each Lock-Box and the Collection Accounts. In case any authorized signatory of the Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. The Seller hereby authorizes the Collateral Agent, and agrees that the Collateral Agent shall be entitled to (i) endorse the Seller's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Collateral Agent rather than the Seller.

                  Section 8.4 RESPONSIBILITIES OF THE SELLER. Anything herein to the contrary notwithstanding, the exercise by the Collateral Agent, the Managing Agents and the Purchasers of their rights hereunder shall not release the Servicer, any Originator or the Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. None of the Collateral Agent, the Managing Agents or the Purchasers shall have any obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Seller.

                  Section 8.5 REPORTS. The Servicer shall prepare and forward to the Collateral Agent and each Managing Agent (i) on the 12th day of each month (or if such day is not a Business Day, on the next succeeding Business Day) and at such times as the Collateral Agent or any Managing Agent shall request, a Monthly Report, (ii) beginning December 4, 2001, and on Tuesday of each week thereafter (or if such day is not a Business Day, on the next succeeding Business Day) and at such times as the Collateral Agent or any Managing Agent shall request, a Weekly Report, and (iii) at such times as the Collateral Agent or any Managing Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables.

                  Section 8.6 SERVICING FEES. In consideration of Pioneer's agreement to act as Servicer hereunder, the Purchasers hereby agree that, so long as Pioneer or any of its Affiliates shall continue to perform as Servicer hereunder, the Seller shall pay over to Pioneer or to such Affiliate a fee (the "SERVICING FEE") on each Settlement Date equal to one percent (1.0%) per annum of the average Net Receivables Balance during the immediately preceding month, as compensation for its servicing activities during such month.

                                   ARTICLE IX
                               AMORTIZATION EVENTS

                  Section 9.1 AMORTIZATION EVENTS. The occurrence of any one or more of the following events shall constitute an Amortization Event:

                  (a) Any Seller Party shall fail (i) to make any payment or deposit required hereunder within one (1) Business Day after the due date thereof, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a) and SECTION 9.1(e)) and such failure shall continue for five (5) consecutive Business Days.

                  (b) (i) Any representation or warranty made by any Seller Party in this Agreement, or in any other Transaction Document shall prove to have been incorrect when made or deemed made or (ii) any representation or warranty made by any Seller Party in any notice, report, certificate or other communication hereunder or in connection with any Transaction Document shall prove to have been incorrect in any material respect when made or deemed made.

                  (c) Failure of the Seller to pay any Indebtedness when due or the failure of any other Seller Party or the Provider to pay Indebtedness when due in excess of $5,000,000; or the default by any Seller Party or the Provider in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Seller Party or the Provider shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                  (d) (i) Any Seller Party, any Originator, the Provider or any of their Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Seller Party, any Originator, the Provider or any of their Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; PROVIDED that, in the case of any proceeding instituted against any Originator other than the Parent, such event shall not constitute an Amortization Event until either (A) such proceeding shall have remained undismissed or unstayed for a period of thirty (30) days, (B) an order for relief shall have been entered against such Originator under the Federal bankruptcy laws or (C) such Originator shall have taken corporate action consenting to, approving or acquiescing in the commencement or maintenance of such proceeding; or (iii) any Seller Party, any Originator, the Provider or any of their Subsidiaries shall take any corporate action to authorize any of the actions set forth in clauses (i) or (ii) above in this subsection (d).

                  (e) The Seller shall fail to comply with the terms of SECTION
2.6 hereof.

                  (f) As at the end of any calendar month, (i) the three-month rolling average Delinquency Ratio shall exceed 6.5%, (ii) the three-month rolling average Loss-to-Liquidation Ratio shall exceed 3.0% (or with respect to any such three-month period ending in September, October or November 2001, 3.75%) or (iii) the three-month rolling average Dilution Ratio shall exceed 7.75%.

                  (g) A Change of Control shall occur.

                  (h) (i) One or more final judgments for the payment of money shall be entered against the Seller or (ii) one or more final judgments for the payment of money in an amount in excess of $5,000,000, individually or in the aggregate, shall be entered against the Servicer or the Provider on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                  (i) Any of the following shall occur: (i) the Seller or any Originator shall fail to perform or observe any material term, covenant or agreement under the Receivables Sale Agreement on its part to be performed or observed, (ii) the Seller shall waive or fail to enforce any of its rights under the Receivables Sale Agreement with regard to any failure described in the immediately preceding clause (i), (iii) any "Amortization Event" under and as defined in the Receivables Sale Agreement shall occur, (iv) the "Amortization Date" or "Termination Date" under and as defined in the Receivables Sale Agreement shall occur, or (v) any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or shall otherwise be incapable of transferring, Receivables to the Seller under the Receivables Sale Agreement, or the Seller shall cease to buy or have the legal capacity to buy or otherwise be incapable of buying Receivables under the Receivables Sale Agreement.

                  (j) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of the Seller, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Collateral Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto and the Lock-Boxes and the Collection Accounts.

                  (k) The Provider shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Undertaking, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of the Provider, or the Provider shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

                  (l) Provider shall fail to comply with the financial covenants (the "FINANCIAL COVENANTS" set forth in SECTION 6.17 of the Credit Agreement, as such covenants may be amended, modified or waived in accordance with the terms of the Credit Agreement so long as the Collateral Agent and the Required Committed Purchasers have consented to such amendment, modification or waiver. The Financial Covenants, as so amended, modified or waived in accordance with the terms of the Credit Agreement and consented to by the Collateral Agent and the Required Committed Purchasers (together with any necessary defined terms), are incorporated herein by this reference thereto and shall remain in effect in their then most recent formulations for purposes of this Agreement notwithstanding the expiration or termination of the Credit Agreement after the date hereof unless amended or waived in accordance with the terms of this Agreement.

                  (m) The Provider shall take any action (i) to revoke all or any part of the Performance Undertaking, (ii) to recharacterize the Performance Undertaking as a guaranty of collection or as any type of obligation other than an unconditional guaranty of the due and punctual performance by the Originators of their obligations to the Seller under or in respect of the Sale Agreement, or
(iii) to require the Collateral Agent to commence an action against the Seller or any Originator as a condition to the Provider honoring its obligations as set forth in the Performance Undertaking.

                  Section 9.2 REMEDIES. Upon the occurrence and during the continuation of an Amortization Event, (a) the Collateral Agent may, or upon the direction of the Majority Committed Purchasers shall, take any of the following actions: (i) replace the Person then acting as Servicer, (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iii) deliver the Collection Notices to the Collection Banks, and (iv) notify Obligors of the Purchasers' interest in the Receivables, and (b) the Collateral Agent may, or upon the direction of the Required Committed Purchasers, declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; PROVIDED, HOWEVER, that upon the occurrence of an Amortization Event described in SECTION 9.1(d)(ii), or of an actual or deemed entry of an order for relief with respect to any Seller Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Collateral Agent, the Managing Agents and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE X
                                 INDEMNIFICATION

                  Section 10.1 INDEMNITIES BY THE SELLER PARTIES. Without limiting any other rights that the Collateral Agent, any Managing Agent or any Purchaser may have hereunder or under applicable law, (A) the Seller hereby agrees to indemnify (and pay upon demand to) the Collateral Agent, the Managing Agents and each Purchaser and their respective assigns, officers, directors, agents and employees (each an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Collateral Agent, the Managing Agents or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, and (B) the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of the Servicer's activities as Servicer hereunder excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):

                  (x) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                  (y) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                  (z) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to the Seller secured by the Receivables, the Related Security, the Lock-Boxes, the Collection Accounts and the Collections;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of any Seller Party or limit the recourse of the Purchasers to any Seller Party for amounts otherwise specifically provided to be paid by such Seller Party under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, the Seller shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to the Seller or the Servicer) relating to or resulting from:

                           (i) any representation or warranty made by any Seller Party or any Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                           (ii) the failure by the Seller, the Servicer or any Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of any Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

                           (iii) any failure of the Seller, the Servicer or any Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                           (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                           (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                           (vi) the commingling of Collections of Receivables at any time with other funds;

                           (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of an Incremental Purchase or a Reinvestment, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to the Seller, the Servicer, the Provider or any Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                           (viii) any inability to litigate any claim against
                  any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                           (ix) any Amortization Event described in SECTION 9.1(d);

                           (x) any failure of the Seller to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from the related Originator, free and clear of any Adverse Claim (other than as created hereunder) and any Permitted Lien; or any failure of the Seller to give reasonably equivalent value to any Originator under the Receivables Sale Agreement in consideration of the transfer by such Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                           (xi) any failure to vest and maintain vested in the Collateral Agent for the benefit of the Purchasers, or to transfer to the Collateral Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Purchaser Interests contemplated hereunder) or security interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);

                           (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;

                           (xiii) any action or omission by any Seller Party or
                  any Originator which reduces or impairs the rights of the Collateral Agent or the Purchasers with respect to any Receivable or the value of any such Receivable;

                           (xiv)  any attempt by any Person to void any
                  Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action; and

                           (xv) the failure of any Receivable included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

                  Section 10.2 INCREASED COST AND REDUCED RETURN. If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a

"REGULATORY CHANGE"): (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by SECTION 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Collateral Agent, the Seller shall pay to the Collateral Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction.

                  Section 10.3 OTHER COSTS AND EXPENSES. The Seller shall pay to the Collateral Agent, the Managing Agents and the Conduits on demand all reasonable and properly documented costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of each Conduit's auditors auditing the books, records and procedures of the Seller, reasonable fees and out-of-pocket expenses of legal counsel for each Conduit, each Managing Agent and the Collateral Agent (which such counsel may be employees of such Conduit, such Managing Agent or the Collateral Agent) with respect thereto and with respect to advising each Conduit, each Managing Agent and the Collateral Agent as to their respective rights and remedies under this Agreement. The Seller shall pay to the Collateral Agent on demand any and all costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event.

                                   ARTICLE XI
                                   THE AGENTS

                  Section 11.1 AUTHORIZATION AND ACTION. Each Purchaser hereby designates and appoints Bank One to act as Collateral Agent hereunder and under each other Transaction Document, and authorizes the Collateral Agent and such Purchaser's Managing Agent to take such actions as the Collateral Agent or Managing Agent, as the case may be, on its behalf and to exercise such powers as are delegated to the Collateral Agent or such Managing Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. Neither the Collateral Agent nor any Managing Agents shall have any duties or responsibilities, except those expressly set forth herein or in any other Transaction

Document, and the Collateral Agent shall not have a fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent or the Managing Agents shall be read into this Agreement or any other Transaction Document or otherwise exist for the Collateral Agent or the Managing Agents. In performing their functions and duties hereunder and under the other Transaction Documents,
(i) the Collateral Agent shall act solely as agent for the Purchasers, (ii) each Managing Agent shall act solely as managing agent for the Conduits and Committed Purchasers in its Related Group, and (iii) neither the Collateral Agent nor any Managing Agent shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party's successors or assigns. Neither the Collateral Agent nor any Managing Agent shall be required to take any action that exposes the Collateral Agent or such Managing Agents to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Collateral Agent and the Managing Agents hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Collateral Agent to execute each of the Uniform Commercial Code financing statements, the Fee Letters and the Collection Account Agreements on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

                  Section 11.2 DELEGATION OF DUTIES. The Collateral Agent and the Managing Agents may execute any of their respective duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Collateral Agent nor any Managing Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  Section 11.3 EXCULPATORY PROVISIONS. None of the Collateral Agent, the Managing Agents or any of their respective directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in ARTICLE VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. Neither the Collateral Agent nor any Managing Agent shall be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. Neither the Collateral Agent nor any Managing Agent shall be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Collateral Agent or such Managing Agent, as applicable, has received notice from the Seller or a Purchaser. No Managing Agent shall have any responsibility hereunder to any Purchaser other than the Purchasers in the Related Group.

                  Section 11.4 RELIANCE BY AGENTS. The Collateral Agent and the Managing Agents shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller), independent accountants and other experts selected by the Collateral Agent or any Managing Agent. Each of the Collateral Agent and the Managing Agents shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the related Conduits, the Majority Committed Purchasers, the Required Committed Purchasers or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, PROVIDED that unless and until the Collateral Agent or such Managing Agent shall have received such advice or unless the Majority Committed Purchasers, the Required Committed Purchasers or each Managing Agent, as applicable, shall have directed the Collateral Agent or such Managing Agent to take or refrain from taking any action, the Collateral Agent or such Managing Agent may take or refrain from taking any action, as the Collateral Agent or such Managing Agent shall deem advisable and in the best interests of the Purchasers. The Collateral Agent and the Managing Agents shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Conduits, the Majority Committed Purchasers or the Required Committed Purchasers or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

                  Section 11.5 NON-RELIANCE ON AGENTS AND OTHER PURCHASERS. Each Purchaser expressly acknowledges that none of the Collateral Agent, the Managing Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Collateral Agent or any Managing Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Collateral Agent or such Managing Agent. Each Purchaser represents and warrants to the Collateral Agent and the Managing Agents that it has and will, independently and without reliance upon the Collateral Agent, any Managing Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

                  Section 11.6 REIMBURSEMENT AND INDEMNIFICATION. Each Managing Agent agrees to reimburse and indemnify the Collateral Agent, and its officers, directors, employees, representatives and agents ratably according to the Pro Rata Shares of the Committed Purchasers in such Managing Agent's Related Group, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Collateral Agent, in its capacity as Collateral Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Collateral Agent, in its capacity as Collateral Agent, and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

                  Section 11.7 AGENTS IN THEIR INDIVIDUAL CAPACITIES. The Collateral Agent, each Managing Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller or any Affiliate of the Seller as though it were not the Collateral Agent or a Managing Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Collateral Agent and each Managing Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Collateral Agent or a Managing Agent, and the terms "COMMITTED PURCHASER," "PURCHASER," "COMMITTED PURCHASERS" and "PURCHASERS" shall include the Collateral Agent and each Managing Agent in its individual capacity.

                  Section 11.8 SUCCESSOR AGENT. The Collateral Agent may, upon ten (10) days' notice to the Seller and the Purchasers, and the Collateral Agent will, upon the direction of all of the Purchasers (other than the Collateral Agent, in its individual capacity) resign as Collateral Agent. Each Managing Agent may, upon five (5) days' notice to the Seller, the Collateral Agent and the Purchasers in its Related Group, and each Managing Agent will, upon the direction of all of the Purchasers in its Related Group (other than the Managing Agent, in its individual capacity) resign as a Managing Agent. If the Collateral Agent shall resign, then the Required Committed Purchasers during such five day period shall appoint from among the Purchasers a successor collateral agent. If a Managing Agent shall resign, then the Purchasers in its Related Group shall appoint a successor managing agent during such five day period. If for any reason no successor agent is appointed by the Required Committed Purchasers or the applicable Related Group during such five day period, then effective upon the termination of such five day period, the Purchasers shall perform all of the duties of the Collateral Agent or the Purchasers in the applicable Related Group shall perform all of the duties of the applicable Managing Agent, as applicable, hereunder and under the other Transaction Documents and the Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with such Purchasers. After the effectiveness of any retiring Collateral Agent's or Managing Agent's resignation hereunder, the retiring Collateral Agent or Managing Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of ARTICLE X and this ARTICLE XI shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was the Collateral Agent or a Managing Agent under this Agreement and under the other Transaction Documents.

                                  ARTICLE XII
                           ASSIGNMENTS; PARTICIPATIONS

                  Section 12.1 ASSIGNMENTS.

                  (a) The Seller and each Committed Purchaser hereby agree and consent to the complete or partial assignment by each Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Committed Purchasers pursuant to this Agreement or a Liquidity Agreement or to any other Person, and upon such assignment, such Conduit shall be released from its obligations, if any, so assigned to the extent provided for in the documentation evidencing such assignment. Further, the Seller and each Committed Purchaser hereby agree that any assignee of any Conduit of this Agreement or all or any of the Purchaser Interests of such Conduit shall have all of the rights and benefits under this Agreement as if the term "CONDUIT" explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of the Conduits hereunder. Neither the Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.

                  (b) Any Committed Purchaser may at any time and from time to time assign to one or more Persons ("PURCHASING COMMITTED PURCHASERS") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in EXHIBIT VII hereto (the "ASSIGNMENT AGREEMENT") executed by such Purchasing Committed Purchaser and such selling Committed Purchaser. The consent of each Conduit in such Committed Purchaser's Related Group and, prior to the occurrence of an Amortization Event, the consent of the Seller (which consent shall not be unreasonably withheld or delayed) shall be required prior to the effectiveness of any such assignment. Each assignee of a Committed Purchaser must (i) have a short-term debt rating equal to or greater than the ratings required in order to maintain the rating of the commercial paper issued by the related Conduit (the "REQUIRED RATINGS"),
(ii) agree to deliver to the Collateral Agent or the related Managing Agent, promptly following any request therefor, an enforceability opinion in form and substance satisfactory to the Collateral Agent or such Managing Agent and the related Conduit or Conduits and (iii) if such assignee is not created or organized under the laws of the United States or a political subdivision thereof, agree to deliver to the Collateral Agent, at the time of the assignment, two (or such other number as may from time to time be prescribed by applicable laws and regulations) duly completed copies of IRS Form W-8 ECI or Form W-8 BEN (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws and regulations), as appropriate, demonstrating in each case the complete exemption from withholding taxes at the time of such assignment of payments to be made hereunder to the applicable assignee. Upon delivery of the executed Assignment Agreement to the Collateral Agent and the related Managing Agent, such selling Committed Purchaser shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Committed Purchaser shall for all purposes be a Committed Purchaser party to this Agreement and shall have all the rights and obligations of a Committed Purchaser under this Agreement to the same extent as if it were an original party hereto and no further consent or action by the Seller, the Purchasers, the related Managing Agent or the Collateral Agent shall be required.

                  (c) Each of the Committed Purchasers agrees that in the event that it shall cease to have the Required Ratings (an "AFFECTED COMMITTED PURCHASER"), such Affected Committed Purchaser shall be obliged, at the request of each Conduit in such Committed Purchaser's Related Group or the applicable Managing Agent, to assign all of its rights and obligations hereunder to (x) another Committed Purchaser or (y) another funding entity nominated by the applicable Managing Agent and acceptable to each Conduit in such Committed Purchaser's Related Group and the Collateral Agent, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Committed Purchaser; PROVIDED, that any Conduit making such a request shall consult with the Seller regarding the replacement candidate to the extent practicable; PROVIDED, FURTHER, that the Affected Committed Purchaser receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Committed Purchaser's Pro Rata Share of the Aggregate Capital and Yield owing to the

Committed Purchasers and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Committed Purchasers.

                  Section 12.2 PARTICIPATIONS. Any Committed Purchaser may, in the ordinary course of its business at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in its Pro Rata Share of the Purchaser Interests of the Committed Purchasers, its obligation to pay each applicable Conduit any amount owing to such Conduit pursuant to the related Liquidity Agreement or any other interest of such Committed Purchaser hereunder. Notwithstanding any such sale by a Committed Purchaser of a participating interest to a Participant, such Committed Purchaser's rights and obligations under this Agreement shall remain unchanged, such Committed Purchaser shall remain solely responsible for the performance of its obligations hereunder, and the Seller, the Conduits, the Managing Agents and the Collateral Agent shall continue to deal solely and directly with such Committed Purchaser in connection with such Committed Purchaser's rights and obligations under this Agreement. Each Committed Purchaser agrees that any agreement between such Committed Purchaser and any such Participant in respect of such participating interest shall not restrict such Committed Purchaser's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in SECTION 13.1(b)(i).

                  Section 12.3 ADDITIONAL RELATED GROUPS. Upon the Seller's request, an additional Related Group may be added to this Agreement at any time by the execution and delivery of a Joinder Agreement by the members of such proposed additional Related Group, the Seller, the Servicer, the Provider, the Collateral Agent and each of the Managing Agents, which execution and delivery shall not unreasonably be refused by such parties. Upon the effective date of such Joinder Agreement, (i) each Person identified therein as a "Conduit" shall become a party hereto as a Conduit, entitled to the rights and subject to the obligations of a Conduit hereunder, (ii) each Person identified therein as a "Committed Purchaser" shall become a party hereto as a Committed Purchaser, entitled to the rights and subject to the obligations of a Committed Purchaser hereunder, (iii) each Person identified therein as a "Managing Agent" shall become a party hereto as a Managing Agent, entitled to the rights and subject to the obligations of a Managing Agent hereunder, and (iv) the Purchase Limit shall be increased by an amount equal to the aggregate Commitments of the Committed Purchasers party to such Joinder Agreement.

                  Section 12.4 TERMINATING COMMITTED PURCHASERS. Each Committed Purchaser hereby agrees to deliver written notice to its Managing Agent and the Collateral Agent not more than thirty (30) Business Days and not less than five
(5) Business Days prior to the Liquidity Termination Date indicating whether such Committed Purchaser intends to renew its Commitment hereunder. If any Committed Purchaser fails to deliver such notice on or prior to the date that is five (5) Business Days prior to the Liquidity Termination Date, such Committed Purchaser will be deemed to have declined to renew its Commitment (each Committed Purchaser which has declined or has been deemed to have declined to renew its Commitment hereunder, a "NON-RENEWING COMMITTED PURCHASER"). The Managing Agent for such Non-Renewing Committed Purchaser shall promptly notify the related Conduit of such Non-Renewing Committed Purchaser and such Conduit, in its sole discretion, may (A) to the extent of the Related Group's share of the Commitment Availability, declare that such Non-Renewing

Committed Purchaser's Commitment shall, to such extent, automatically terminate on a date specified by such Conduit on or before the Liquidity Termination Date or (B) assign to such Non-Renewing Committed Purchaser on a date specified by such Conduit its Pro Rata Share of the aggregate Purchaser Interests then held by such Conduit, subject to, and in accordance with, the related Liquidity Agreement. In addition, such Conduit may, in its sole discretion, at any time
(x) with the consent of the Collateral Agent, to the extent of Commitment Availability, declare that any Affected Committed Purchaser's Commitment shall automatically terminate on a date specified by such Conduit or (y) assign to any Affected Committed Purchaser on a date specified by such Conduit its Pro Rata Share of the aggregate Purchaser Interests then held by such Conduit, subject to, and in accordance with, the related Liquidity Agreement (each Affected Committed Purchaser or each Non-Renewing Committed Purchaser is hereinafter referred to as a "TERMINATING COMMITTED PURCHASER"). The parties hereto expressly acknowledge that any declaration of the termination of any Commitment, any assignment pursuant to this SECTION 12.4 and the order of priority of any such termination or assignment among Terminating Committed Purchasers shall, except as set forth above, be made by the applicable Conduit in its sole and absolute discretion.

                                  ARTICLE XIII
                                  MISCELLANEOUS

                  Section 13.1 WAIVERS AND AMENDMENTS.

                  (a) No failure or delay on the part of the Collateral Agent, any Managing Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this SECTION 13.1(b). The Conduits, the Seller, the Managing Agents and the Collateral Agent, at the direction of the Majority Committed Purchasers, may enter into written modifications or waivers of any provisions of this Agreement, PROVIDED, HOWEVER, that no such modification or waiver shall:

                      (i) without the consent of each affected Purchaser, (A)
                  extend the Liquidity Termination Date or the date of any payment or deposit of Collections by the Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield (or any component of Yield), (C) reduce any fee payable to the Collateral Agent for the benefit of the Purchasers, (D) except pursuant to ARTICLE XII hereof, change the amount of the Capital of any Purchaser, any Committed Purchaser's Pro Rata Share (except as may be required pursuant to a Conduit's Liquidity Agreement) or any Committed Purchaser's Commitment,
                  (E) amend, modify or waive any provision of the definition of Majority Committed Purchasers, Required Committed Purchasers or this SECTION 13.1(b), (F) consent to or permit the assignment or transfer by the Seller of any of its rights and obligations under this Agreement, (G) change the definition of "CONCENTRATION LIMIT," "DILUTION PERCENTAGE", "DILUTION RESERVE", "ELIGIBLE RECEIVABLE," "EXCLUDED RECEIVABLE," "LOSS RESERVE," or "LOSS PERCENTAGE", (H) release the Provider from any of its obligations under the Performance Undertaking or (I) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (H) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

                      (ii) without the written consent of the Collateral Agent
                  or any Managing Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Collateral Agent or Managing Agent, as applicable; or

                      (iii) without the written consent of Required Committed
                  Purchasers, waive any Amortization Event.

Notwithstanding the foregoing, (i) without the consent of the Committed Purchasers, but with the consent of the Seller, the Collateral Agent may amend this Agreement solely to add additional Persons as Committed Purchasers hereunder. Any modification or waiver made in accordance with this SECTION 13.1 shall apply to each of the Purchasers equally and shall be binding upon the Seller, the Purchasers, the Managing Agents and the Collateral Agent.

                  Section 13.2 NOTICES. Except as provided in this SECTION 13.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this
SECTION 13.2. The Seller hereby authorizes the Collateral Agent to effect purchases and each Managing Agent to make Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Collateral Agent or such Managing Agent, as applicable, in good faith believes to be an Authorized Officer of the Seller or the Servicer. The Seller agrees to deliver promptly to the Collateral Agent and each Managing Agent a written confirmation of each telephonic notice signed by an Authorized Officer of the Seller or the Servicer, as applicable; PROVIDED, HOWEVER, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Collateral Agent or any such Managing Agent, the records of the Collateral Agent or such Managing Agent shall govern absent manifest error.

                  Section 13.3 RATABLE PAYMENTS. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to SECTION 10.2 or 10.3) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such

Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; PROVIDED, that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  Section 13.4 PROTECTION OF OWNERSHIP INTERESTS OF THE PURCHASERS.

                  (a) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Collateral Agent or any Managing Agent may request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Collateral Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time, the Collateral Agent may, or the Collateral Agent may direct the Seller or the Servicer to, notify the Obligors of Receivables, at the Seller's expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Collateral Agent or its designee. The Seller or the Servicer (as applicable) shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.

                  (b) If any Seller Party fails to perform any of its obligations hereunder, the Collateral Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligations, and the Collateral Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by the Seller as provided in SECTION 10.3. Each Seller Party irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent, and appoints the Collateral Agent as its attorney-in-fact, to act on behalf of such Seller Party
(i) to execute on behalf of the Seller as debtor and to file financing statements necessary or desirable in the Collateral Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Collateral Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable.

                  Section 13.5 CONFIDENTIALITY.

                  (a) Each Seller Party and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Collateral Agent, each Managing Agent and the Conduits and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and their respective officers and employees may disclose such information to such Seller Party's and such Purchaser's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

                  (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Collateral Agent, the Managing Agents or the Purchasers by each other, (ii) by the Collateral Agent, the Managing Agents or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Collateral Agent or the Managing Agents to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to the Conduits or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which any Managing Agent acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Purchasers, the Collateral Agent and the Managing Agents may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law) or in connection with the enforcement of their rights and the defense of any action.

                  Section 13.6 BANKRUPTCY PETITION. The Seller, the Servicer, the Collateral Agent, each Managing Agent and each Purchaser hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  Section 13.7 LIMITATION OF LIABILITY. No claim may be made by any Seller Party or any other Person against any Conduit, the Collateral Agent, any Managing Agent or any Committed Purchaser or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  Section 13.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  Section 13.9 CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT, ANY MANAGING

AGENT, OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE, ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE COLLATERAL AGENT, ANY MANAGING AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE COLLATERAL AGENT, THE MANAGING AGENTS, OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS. ANY SUCH JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY MEMBER OF THE RELATED GROUP FOR WHICH MELLON BANK, N.A. IS THE MANAGING AGENT WHICH DOES NOT ALSO NAME ANY MEMBER OF THE RELATED GROUP FOR WHICH BANK ONE, NA IS THE MANAGING AGENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK

                  Section 13.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                  Section 13.11 INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS.

                  (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until the date following the Facility Termination Date on which all of the Aggregate Unpaids shall have been reduced to zero, on which date this Agreement shall terminate; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to ARTICLE V and
(ii) the indemnification and payment provisions of ARTICLE X, and SECTIONS 13.5 and 13.6 shall be continuing and shall survive any termination of this Agreement.

                  Section 13.12 COUNTERPARTS; SEVERABILITY; SECTION REFERENCES. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                  Section 13.13 AGENT ROLES.

                  (a) BANK ONE ROLES. Each of the Committed Purchasers acknowledges that Bank One acts, or may in the future act, (i) as Collateral Agent for the Conduits or any Committed Purchaser, (ii) as Managing Agent for Falcon, (iii) as issuing and paying agent for Falcon's Commercial Paper, (iv) to provide credit or liquidity enhancement for the timely payment for Falcon's Commercial Paper and (v) to provide other services from time to time for any Conduit or any Committed Purchaser (collectively, the "BANK ONE ROLES"). Without limiting the generality of this SECTION 13.13(a), each Committed Purchaser hereby acknowledges and consents to any and all Bank One Roles and agrees that in connection with any Bank One Role, Bank One may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as Collateral Agent and a Managing Agent, and the giving of notice to the Collateral Agent or Managing Agent of a mandatory purchase pursuant to its Liquidity Agreement.

                  (b) MANAGING AGENT INSTITUTION ROLES. Each of the Committed Purchasers acknowledges that each Committed Purchaser that serves as a Managing Agent hereunder (a "MANAGING AGENT INSTITUTION") acts, or may in the future act,
(i) as Managing Agent for one or more Conduits, (ii) as issuing and paying agent for such Conduit's Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for such Conduit's Commercial Paper and (iv) to provide other services from time to time for some or all of the Conduits (collectively, the "MANAGING AGENT INSTITUTION ROLES"). Without limiting the generality of this SECTION 13.13(b), each Committed Purchaser hereby acknowledges and consents to any and all Managing Agent Institution Roles and agrees that in connection with any Managing Agent Institution Role, the applicable Managing Agent Institution may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as Managing Agent for the related Conduits, and the giving of notice to the Collateral Agent or Managing Agent of a mandatory purchase pursuant to its liquidity back-stop program.

                  Section 13.14 CHARACTERIZATION.

                  (a) It is the intention of the parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to the Seller; PROVIDED, HOWEVER, that (i) the Seller shall be liable to each Purchaser, each Managing Agent and the Collateral Agent for all representations, warranties, covenants and indemnities made by the Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser, any Managing Agent or the Collateral Agent or any assignee thereof of any obligation of the Seller or any Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of the Seller or any Originator.

                  (b) In addition to any ownership interest which the Collateral Agent may from time to time acquire pursuant hereto, the Seller hereby grants to the Collateral Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of the Seller's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. The Collateral Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                        PIONEER-STANDARD FUNDING CORPORATION


                        By:     /s/ Jean M. Miklosko
                            ---------------------------------------
                             Name:  Jean M. Miklosko
                             Title: Vice President & Treasurer

                        Address:    Office of the Treasurer
                                    6065 Parkland
                                    Mayfield Heights, OH 44124
                        Fax:        (440) 720-8677


                        PIONEER-STANDARD ELECTRONICS, INC., as Servicer


                        By:    /s/ Jean M. Miklosko
                            -----------------------------------
                             Name:  Jean M. Miklosko
                             Title: Vice President & Treasurer

                        Address:    Office of the Treasurer
                                    6065 Parkland
                                    Mayfield Heights, OH 44124
                        Fax:        (440) 720-8677


                        BANK ONE, NA (MAIN OFFICE CHICAGO), as Collateral Agent


                        By:    /s/ Sherri Gerner
                            -----------------------------------
                        Name: Sherri Gerner
                             Title: Authorized Signatory

                        Address:          Bank One, NA (Main Office Chicago)
                                          Asset Backed Finance
                                          Suite IL1-0596, 1-21
                                          1 Bank One Plaza
                                          Chicago, Illinois  60670-0596
                        Fax:              (312) 732-4487



                                Signature Page to
                         Receivables Purchase Agreement

                         Bank One Purchaser Group
                         ------------------------


                         FALCON ASSET SECURITIZATION CORPORATION, as a Conduit


                         By:      /s/ Sherri Gerner
                            ----------------------------------------------------
                                  Authorized Signatory

                         Address:     c/o Bank One, NA (Main Office Chicago), as
                                      Managing Agent
                                      Asset Backed Finance
                                      Suite IL1-0079, 1-19
                                      1 Bank One Plaza
                                      Chicago, Illinois  60670-0079
                         Fax:         (312) 732-1844


                         BANK ONE, NA (MAIN OFFICE CHICAGO), as a Committed Purchaser and a Managing Agent


                         By:    /s/ Sherri Gerner
                             --------------------------------------
                               Name:  Sherri Gerner
                               Title: Authorized Signatory

                         Address:     Bank One, NA (Main Office Chicago)
                                      Asset Backed Finance
                                      Suite IL1-0596, 1-21
                                      1 Bank One Plaza
                                      Chicago, Illinois  60670-0596
                         Fax:         (312) 732-4487





                                Signature Page to
                         Receivables Purchase Agreement

                     Mellon Bank Purchaser Group
                     ---------------------------


                     THREE RIVERS FUNDING CORPORATION, as a Conduit and a Committed Purchaser


                     By:    /s/ Bernard J. Angelo
                         -------------------------------------
                          Name:  Bernard J. Angelo
                          Title: Vice President

                     Address:          c/o Global Securitization Services, LLC
                                       114 W. 47th Street, Suite 1715
                                       New York, New York 10036
                                       Attn.: Bernard J. Angelo
                     Fax:              (212) 302-8767

                     with a copy to:   Mellon Bank, N.A.
                                       One Mellon Bank Center - Room 0410
                                       Pittsburgh, Pennsylvania 15258-0001
                                       Attn.: Jonathan F. Widdich
                     Fax:              (412) 234-5434


                     MELLON BANK, N.A., as a Managing Agent


                     By:    /s/ Roy W. Hartmann
                         -----------------------------------
                          Name:  Roy W. Hartmann
                          Title: First Vice President

                     Address:          One Mellon Bank Center - Room 0410
                                       Pittsburgh, Pennsylvania 15258-0001
                                       Attn.: Jonathan F. Widdich
                     Fax:              (412) 234-5434

                                Signature Page to
                         Receivables Purchase Agreement

                                    EXHIBIT I
                                   DEFINITIONS

                  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACCRUAL PERIOD" means each calendar month, provided that the initial Accrual Period hereunder means the period from (and including) the date of the initial purchase hereunder to (and including) the last day of the calendar month thereafter.

                  "ADVERSE CLAIM" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person other than a Permitted Lien.

                  "AFFECTED COMMITTED PURCHASER" has the meaning specified in
SECTION 12.1(c).

                  "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns ten percent (10%) or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

                  "AGGREGATE CAPITAL" means, on any date of determination, the aggregate amount of Capital of all Purchaser Interests outstanding on such date.

                  "AGGREGATE REDUCTION" has the meaning specified in SECTION
1.3.

                  "AGGREGATE RESERVES" means, on any date of determination, the sum of the Loss Reserve, the Yield Reserve and the Dilution Reserve at such time.

                  "AGGREGATE UNPAIDS" means, at any time, an amount equal to the sum of the Aggregate Capital, Yield and all other unpaid Obligations (whether due or accrued) at such time.

                  "AGREEMENT" means this Receivables Purchase Agreement, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time.

                  "AMORTIZATION DATE" means the earliest to occur of (i) the day on which any of the conditions precedent set forth in SECTION 6.2 are not satisfied, (ii) the Business Day immediately prior to the occurrence of an Amortization Event set forth in SECTION 9.1(d)(ii), (iii) the Business Day specified in a written notice from the Collateral Agent pursuant to SECTION 9.2 following the occurrence of any other Amortization Event and (iv) the date which is thirty (30) Business Days after the Collateral Agent's receipt of written notice from the Seller that it wishes to terminate the facility evidenced by this Agreement.


                                    Exh. I-1

                  "AMORTIZATION EVENT" has the meaning specified in ARTICLE IX.

                  "ASSIGNMENT AGREEMENT" has the meaning set forth in SECTION 12.1(b).

                  "AUTHORIZED OFFICER" means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer or any other individual designated in writing by such president, corporate controller, treasurer or chief financial officer to act as an Authorized Officer in connection herewith.

                  "BANK ONE" means Bank One, NA (Main Office Chicago) in its individual capacity and its successors.

                  "BROKEN FUNDING COSTS" means for any Purchaser Interest which:
(i) has its Capital reduced without compliance by the Seller with the notice requirements hereunder or (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned under a Liquidity Agreement or terminated prior to the date on which it was originally scheduled to end; an amount equal to the excess, if any, of (A) Yield (as applicable) that would have accrued during the remainder of the Tranche Periods or the tranche periods for Commercial Paper determined by the applicable Managing Agent to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Capital of such Purchaser Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest with respect to the same Purchaser, the amount of Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest with respect to the same Purchaser, the income, if any, actually received during the remainder of such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Purchaser or Purchasers agree to pay to the Seller the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

                  "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York, New York, Chicago, Illinois or Pittsburgh, Pennsylvania and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

                  "CAPITAL" of any Purchaser Interest means, at any time, (A) the Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Collateral Agent or the applicable Managing Agent which in each case are applied to reduce such Capital of such Purchaser Interest in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with SECTION 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.


                                    Exh. I-2

                  "CHANGE OF CONTROL" means (i) with respect to the Provider, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of thirty percent (30%) or more of the outstanding shares of voting stock of the Provider and (ii) with respect to the Seller, or any Originator, the Provider shall cease to own directly or indirectly 100% of the issued and outstanding shares of voting or other capital stock or similar interests therein.

                  "CHARGED-OFF RECEIVABLE" means a Receivable, other than a Disputed Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in SECTION 9.1(d) (as if references to the Seller Party therein refer to such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased, (iii) which, consistent with the Credit and Collection Policy, would be written off the Seller's books as uncollectible or (iv) which has been identified by the Seller as uncollectible.

                  "COLLATERAL AGENT" has the meaning set forth in the preamble to this Agreement.

                  "COLLECTION ACCOUNT" means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited and which is listed in the Side Letter.

                  "COLLECTION ACCOUNT AGREEMENT" means an agreement substantially in the form of EXHIBIT VI among each applicable Originator, the Seller, the Collateral Agent and a Collection Bank.

                  "COLLECTION BANK" means, at any time, any of the banks holding one or more Collection Accounts.

                  "COLLECTION NOTICE" means a notice, in substantially the form of ANNEX A to EXHIBIT VI, from the Collateral Agent to a Collection Bank.

                  "COLLECTIONS" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

                  "COMMERCIAL PAPER" means promissory notes of any Conduit issued by such Conduit in the commercial paper market.

                  "COMMITMENT" means, for each Committed Purchaser, the commitment of such Committed Purchaser to purchase Purchaser Interests from the Seller in an amount not to exceed (x) in the aggregate, the amount set forth opposite such Committed Purchaser's name on SCHEDULE A to this Agreement, as such amount may be modified in accordance with the terms hereof (y) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

                  "COMMITTED PURCHASERS" has the meaning set forth in the preamble in this Agreement.


                                    Exh. I-3

                  "COMMITMENT AVAILABILITY" means at any time the positive difference (if any) between (a) an amount equal to the aggregate amount of the Commitments at such time MINUS (b) the Aggregate Capital at such time.

                  "CONCENTRATION LIMIT" means, at any time, for any Obligor, four percent (4%) of the aggregate Outstanding Balance of the Eligible Receivables at such time, or such other amount (a "SPECIAL CONCENTRATION Limit") for such Obligor designated by the Collateral Agent; PROVIDED, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and PROVIDED, FURTHER, that the Majority Committed Purchasers (or, in the case of any Special Concentration Limit which is less than four percent (4%), the Required Committed Purchasers) may, upon not less than three (3) Business Days' notice to the Seller, cancel any Special Concentration Limit; and PROVIDED, FURTHER, that unless and until otherwise designated by the Collateral Agent, a Special Concentration Limit shall exist for International Business Machines Corporation in an amount equal at any time to the lesser of (i) $20,000,000 and
(ii) eight percent (8%) of the aggregate Outstanding Balance of all Eligible Receivables at such time.

                  "CONDUIT" has the meaning set forth in the preamble to this Agreement.

                  "CONTINGENT OBLIGATION" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

                  "CONTRACT" means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

                  "CONTROL DATE" means the earlier of the Amortization Date and the date upon which the Collateral Agent delivers a Collection Notice to any Collection Account Bank.

                  "CP RATE" means,

                  (a) for any Accrual Period (or portion thereof) for any Purchaser Interest owned by Falcon (i) if and to the extent that Falcon funds the Purchase or maintenance of its Purchaser Interest by the issuance of commercial paper notes during such Accrual Period (or portion thereof), the per annum rate that reflects, for each day during such Accrual Period (or portion thereof), the sum of (1) discount or yield accrued on Pooled Commercial Paper of Falcon on such day, plus (2) any and all accrued commissions in respect of placement agents and commercial paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (3) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper of Falcon for such day, minus (4) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase


                                    Exh. I-4
facilities funded substantially with Pooled Commercial Paper of Falcon, minus
(5) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any Purchaser Interest of Falcon pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper, and (ii) if and to the extent that Falcon funds the Purchase or maintenance of its Purchaser Interest during such Accrual Period (or portion thereof) other than by the issuance of commercial paper notes or through the related Liquidity Agreement, the per annum rate that reflects, for each day during such Accrual Period (or portion thereof), the costs incurred by Falcon in connection with the funding or maintenance of such Purchaser Interest during such Accrual Period (or portion thereof). In addition to the foregoing costs, if the Seller shall request any Incremental Purchase during any period of time determined by the Managing Agent for Falcon in its sole discretion to result in an incrementally higher CP Rate applicable to such Incremental Purchase, the Capital associated with any such Incremental Purchase shall, during such period, be deemed to be funded by Falcon in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such higher CP rate applicable only to such special pool and charged each day during such period against such Capital.

                  (b) for any Accrual Period (or portion thereof) for any Purchaser Interest owned by Three Rivers, the per annum rate that reflects, for each day during such Accrual Period (or portion thereof), the interest or discount cost for funds borrowed or obtained by Three Rivers during such Accrual Period (or portion thereof), either from the issuance of commercial paper notes, the taking of loans or otherwise, in connection with the funding or maintenance of such Purchaser Interest during such Accrual Period (or portion thereof), including in the computation of such cost any dealer's discount or fees and any and all other fees which are attributable to such borrowing and are specified from time to time in writing by Three Rivers to the Seller.

                  "CREDIT AGREEMENT" means that certain Five-Year Credit Agreement, dated as of September 15, 2000, by and among Pioneer, as "Borrower", the "Foreign Subsidiary Borrowers" party thereto, the "Lenders" party thereto, and Bank One, Michigan, as "LC Issuer" and as "Agent", as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "CREDIT AGREEMENT MARGIN" means, with respect to any Purchaser Interest at any time, the percentage rate per annum which is applicable to "Eurodollar Loans" under, and as defined in, the Credit Agreement at such time, as set forth in the "Pricing Schedule" attached to the Credit Agreement (as such "Pricing Schedule" may be amended or modified in accordance with the terms of the Credit Agreement so long as Bank One is a party to the Credit Agreement and has consented to such amendment or modification). Such "Pricing Schedule", as so amended or modified in accordance with the terms of the Credit Agreement (together with any necessary defined terms), is incorporated herein by this reference thereto and shall remain in effect in its then most recent formulation for purposes of this Agreement notwithstanding the expiration or termination of the Credit Agreement after the date hereof. If at any time Bank One ceases to be a party to the Credit Agreement, such "Pricing Schedule" for purposes of this Agreement shall continue in effect in the formulation in effect under the Credit Agreement immediately prior to the time Bank One ceased to be a party thereto.


                                    Exh. I-5

                   "CREDIT AND COLLECTION POLICY" means the Seller's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in EXHIBIT VIII hereto, as modified from time to time in accordance with this Agreement.

                  "DEEMED COLLECTIONS" means the aggregate of all amounts the Seller shall have been deemed to have received as a Collection of a Receivable. The Seller shall be deemed to have received a Collection in full of a Receivable if at any time (i) the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by the Seller (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) any of the representations or warranties in ARTICLE V are no longer true with respect to any Receivable.

                  "DEFAULT FEE" means with respect to any amount due and payable by the Seller in respect of any Aggregate Unpaids, an amount equal to the greater of (i) $1,000 and (ii) interest on any such unpaid Aggregate Unpaids at a rate per annum equal to two percent (2%) above the Prime Rate.

                  "DEFAULT RATIO" means, for any calendar month, an amount (expressed as a percentage) equal to (i) the sum of (a) the Outstanding Balance of all Receivables, as of the last day of such calendar month, as to which any payment, or part thereof, remains unpaid for more than 120 but less than 361 days from the original due date for such payment, (b) the aggregate Outstanding Balance of all Receivables that became Charged-Off Receivables during such calendar month and (c) the aggregate outstanding balance of all Receivables that became Disputed Receivables during such calendar month, divided by (ii) the aggregate original Outstanding Balance of all Receivables generated by the Originators during the fifth preceding calendar month.

                  "DEFAULTED RECEIVABLE" means a Receivable as to which any payment, or part thereof, remains unpaid for one hundred twenty one (121) days or more from the original due date.

                  "DELINQUENCY RATIO" means, at any time, a percentage equal to
(i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables or Disputed Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Receivables at such time.

                  "DELINQUENT RECEIVABLE" means a Receivable as to which any payment, or part thereof, remains unpaid for sixty one (61) days or more from the original due date for such payment.

                  "DESIGNATED OBLIGOR" means an Obligor indicated by any Managing Agent to the Seller in writing.

                  "DILUTION HORIZON RATIO" means, as of the last day of any calendar month, a percentage equal to (i) the sum of (A) the aggregate original Outstanding Balance of all Receivables generated by the Originators during the two calendar months then most recently


                                    Exh. I-6
ended and (B) twenty five percent (25%) of the aggregate original Outstanding Balance of all Receivables generated by the Originators during the third calendar month then most recently ended, divided by (ii) the aggregate Outstanding Balance of all Eligible Receivables at such time.

                  "DILUTION PERCENTAGE" means as of the last day of any calendar month, a percentage equal to the greater of (i) eight percent (8%) and

                  (ii) [ (2.0 x ED) + { (DS - ED) x  DS     } ] x DHR
                                                     --
                                                     ED

                  where:

                  ED       =        the Expected Dilution Ratio at such time;

                  DS       =        the Dilution Spike Ratio at such time; and

                  DHR      =        the Dilution Horizon Ratio at such time.

                  "DILUTION RATIO" means, at any time, with respect to the calendar month then most recently ended, a percentage equal to (i) the aggregate amount of Dilutions which occurred during such calendar month, divided by (ii) the aggregate original Outstanding Balance of all Receivables generated by the Originators during the second preceding calendar month.

                  "DILUTION RESERVE" means, on any date, an amount equal to the Dilution Percentage multiplied by the Net Receivables Balance as of the last day of the most recently ended calendar month.

                  "DILUTION SPIKE RATIO" means, as of the last day of any calendar month, the greatest two (2) month rolling average Dilution Ratio during the twelve (12) months then most recently ended.

                  "DILUTIONS" means, at any time, the aggregate amount of reductions or cancellations described in clause (i) of the definition of "Deemed Collections".

                  "DISCOUNT RATE" means, the LIBO Rate or the Prime Rate, as applicable, with respect to each Purchaser Interest of the Committed Purchasers and any Purchaser Interest of a Conduit, an undivided interest in which has been assigned by such Conduit to a Committed Purchaser pursuant to the applicable Liquidity Agreement.

                  "DISPUTED RECEIVABLE" means a Receivable which has been removed from the general ledger of the Seller or the Servicer and moved to a dispute account while the Seller or the Servicer evaluates such Receivable to decide whether it should be written off the Seller's books as uncollectible.

                  "ELIGIBLE RECEIVABLE" means, at any time, a Receivable:

                           (i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized


                                    Exh. I-7
                  under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (b) is not an Affiliate of any of the parties hereto; (c) is not a Designated Obligor; and (d) is not a government or a governmental subdivision or agency,

                           (ii) the Obligor of which is not the Obligor of any Charged-Off Receivable or Disputed Receivable,

                           (iii) which is not a Charged-Off Receivable, a Defaulted Receivable, a Delinquent Receivable or a Disputed Receivable,

                           (iv) which by its terms is due and payable within ninety (90) days of the original billing date therefor and in any case has not had its payment terms extended; PROVIDED, that no Receivable shall be an Eligible Receivable if the inclusion thereof in the pool of Eligible Receivables would cause the aggregate Outstanding Balance of all Eligible Receivables which are not due and payable within thirty (30) days of the original billing date thereof to exceed thirty percent (30%) of the aggregate Outstanding Balance of all Receivables at such time; PROVIDED, FURTHER, that no Receivable shall be an Eligible Receivable if the inclusion thereof in the pool of Eligible Receivables would cause the aggregate Outstanding Balance of all Eligible Receivables which are not due and payable within sixty (60) days of the original billing date thereof to exceed two percent (2%) of the aggregate Outstanding Balance of all Receivables at such time,

                           (v)     which is an "account" within the meaning of
                  Section 9-102 of the UCC of all applicable jurisdictions,

                           (vi) which is denominated and payable only in United States dollars in the United States,

                           (vii) which arises under a Contract or an invoice in substantially the form of one of the form contracts set forth on EXHIBIT IX hereto or otherwise approved by the Collateral Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, rescission, counterclaim or other defense,

                           (viii) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of the applicable Originator or any of its assignees under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

                           (ix) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator,


                                    Exh. I-8

                           (x) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

                           (xi) which satisfies all applicable requirements of the Credit and Collection Policy,

                           (xii) which was generated in the ordinary course of the related Originator's business,

                           (xiii) which arises solely from the sale of goods or the provision of services to the related Obligor by the related Originator, and not by any other Person (in whole or in part),

                           (xiv) as to which the Collateral Agent has not notified the Seller that the Collateral Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to the Collateral Agent,

                           (xv)    which is not subject to any right of
                  rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator to cause such Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract),

                           (xvi) as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

                           (xvii) all right, title and interest to and in which has been validly transferred by the applicable Originator directly to the Seller under and in accordance with the Receivables Sale Agreement, and the Seller has good and marketable title thereto free and clear of any Adverse Claim, and

                           (xviii) the Obligor of which is not the Obligor on
                  Defaulted Receivables the aggregate Outstanding Balance of which exceeds the product of 0.25 and an amount equal to the aggregate Outstanding Balance of all Receivables of such Obligor.


                                    Exh. I-9

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "EXCLUDED RECEIVABLE" means all indebtedness and other obligations owed to the Seller or an Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement or hereunder) or in which the Seller or an Originator has a security interest or other interest, (i) arising in connection with the sale of goods or the rendering of services by the Industrial Electronics Components Division of such Originator and identified in the books and records of such Originator as owing from those obligors who are instructed to make payments to any "Excluded Lock-Box" identified in the Side Letter or (ii) the obligors on which constitute obligors under the Third Party Lock-Box Program (as described in the following sentence). An obligor under the Third Party Lock-Box Program means an obligor which is identified as such on the books and records of the Parent in accordance with the Parent's customary practice and in respect of which remittance on any related indebtedness owing to the Parent is made first by such obligor's customer to an intermediary fiduciary specified for purposes of the Third Party Lock-Box Program and then remitted by such intermediary fiduciary to the Parent. Whether any indebtedness or obligations shall constitute an Excluded Receivable shall be determined solely on the date of creation of such indebtedness or obligations and the initial issuance to the obligor thereon of payment remittance instructions. At all times thereafter, the classification of such indebtedness or obligations as being or not being an Excluded Receivable shall not change without the consent of the Collateral Agent.

                  "EXPECTED DILUTION RATIO" means, as of the last day of any calendar month, the average Dilution Ratio in respect of the twelve months then most recently ended.

                  "FACILITY ACCOUNT" has the meaning assigned to that term in the Side Letter.

                  "FACILITY TERMINATION DATE" means the earliest of (i) October 19, 2004, (ii) the Liquidity Termination Date and (iii) the Amortization Date.

                  "FALCON" has the meaning set forth in the preamble to this Agreement.

                  "FEDERAL BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as amended and any successor statute thereto.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate per annum for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Reference Bank from three (3) federal funds brokers of recognized standing selected by it.

                  "FEE LETTERS" means (i) that certain letter agreement dated as of the date hereof among the Seller, Falcon and the Collateral Agent, as the same may be amended or modified and


                                   Exh. I-10
in effect from time to time, and (ii) that certain letter agreement dated as of the date hereof among the Seller, Three Rivers and Mellon Bank, N.A., as the same may be amended or modified and in effect from time to time.

                  "FINANCE CHARGES" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

                  "FUNDING AGREEMENT" means this Agreement and any agreement or instrument executed by any Funding Source with or for the benefit of a Conduit, including any Liquidity Agreement.

                  "FUNDING SOURCE" means (i) any Committed Purchaser or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to a Conduit.

                  "GAAP" means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement.

                  "GROUP PURCHASE LIMIT" means, for each Related Group, the sum of the Commitments of the Committed Purchasers in such Related Group, adjusted as necessary to give effect to the termination of the Commitment of any Terminating Committed Purchaser in such Related Group pursuant to ARTICLE XII.

                  "INCREMENTAL PURCHASE" means a purchase of one or more Purchaser Interests which increases the total outstanding Aggregate Capital hereunder.

                  "INDEBTEDNESS" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and
(viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

                  "INDEPENDENT REPRESENTATIVE" shall mean a member of the Board of Directors or a member representative of the Seller who is not at such time, and has not been at any time during the preceding five (5) years, (A) a director, officer, employee or affiliate of the Seller, any Originator, the Provider or any of their respective Subsidiaries or Affiliates, or (B) the beneficial owner (at the time of such individual's appointment as an Independent Representative or at any time thereafter while serving as an Independent Representative) of any of the outstanding common shares of the Seller, any Originator, the Provider or any of their respective Subsidiaries or Affiliates, having general voting rights.

                  "JOINDER AGREEMENT" means a joinder agreement, substantially in the form of EXHIBIT XII hereto, pursuant to which a new Related Group becomes party to this Agreement.


                                   Exh. I-11

                  "LIBO RATE" means the rate per annum equal to the sum of (i)
(a) the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of the relevant Tranche Period, and having a maturity equal to such Tranche Period, PROVIDED that, (1) if Reuters Screen FRBD is not available to the Collateral Agent for any reason, the applicable LIBO Rate for the relevant Tranche Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Tranche Period, and having a maturity equal to such Tranche Period, and (2) if no such British Bankers' Association Interest Settlement Rate is available to the Collateral Agent, the applicable LIBO Rate for the relevant Tranche Period shall instead be the rate determined by the Collateral Agent to be the rate at which Bank One offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Tranche Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Collateral Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) the Credit Agreement Margin in effect at such time, plus (iii) 0.25% per annum. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

                  "LIQUIDITY AGREEMENT" means any agreement as may be in effect from time to time among the Conduit and the Committed Purchasers within any Related Group providing for the commitment of such Committed Purchasers to purchase from such Conduit at any time all or any portion of such Conduit's Purchaser Interests.

                  "LIQUIDITY TERMINATION DATE" means October 17, 2002, as such date may be extended by the mutual agreement of the parties hereto from time to time.

                  "LOCK-BOX" means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed in the Side Letter.

                  "LOSS HORIZON RATIO" means as of any date, an amount (expressed as a percentage) equal to (i) the sum of (a) the aggregate original Outstanding Balance of all Receivables generated by the Originators during the three most recently ended calendar months and (b) thirty percent (30%) of the aggregate original Outstanding Balance of all Receivables generated by the Originators during the fourth calendar month then most recently ended, divided by (ii) the aggregate Outstanding Balance of all Eligible Receivables as of the last day of the most recently ended calendar month.

                  "LOSS PERCENTAGE" means, at any time, a percentage equal to the greater of (i) 2.0 multiplied by the Loss Ratio at such time multiplied by the Loss Horizon Ratio at such time and (ii) twelve percent (12.0%).


                                   Exh. I-12

                  "LOSS RATIO" means, on any date, the greatest average Default Ratio for any three (3) consecutive calendar months occurring during the twelve
(12) most recently ended calendar months.

                  "LOSS RESERVE" means, on any date, an amount equal to the Loss Percentage multiplied by the Net Receivables Balance as of the last day of the most recently ended calendar month.

                  "LOSS-TO-LIQUIDATION RATIO" means, for any calendar month, an amount (expressed as a percentage) equal to (i) the sum of (a) the Outstanding Balance of all Receivables, as of the last day of such calendar month, as to which any payment, or part thereof, remains unpaid for more than 120 but less than 361 days from the original due date for such payment, (b) the aggregate Outstanding Balance of all Receivables that became Charged-Off Receivables during such calendar month, and (c) the aggregate Outstanding Balance of all Receivables that became Disputed Receivables during such calendar month, divided by (ii) the aggregate amount of all Collections received by the Servicer during such calendar month.

                  "MAJORITY COMMITTED PURCHASERS" means, at any time, Committed Purchasers with Commitments in excess of fifty percent (50%) of the Purchase Limit.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(i) the financial condition or operations of (A) the Seller or (B) the Provider and its Subsidiaries on a consolidated basis, (ii) the ability of any Seller Party to perform its obligations under this Agreement or the Provider to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  "MONTHLY REPORT" means a report, in substantially the form of
EXHIBIT X hereto (appropriately completed), furnished by the Servicer to the Collateral Agent and the Managing Agents pursuant to SECTION 8.5.

                  "NET RECEIVABLES BALANCE" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor.

                  "NON-RENEWING COMMITTED PURCHASER" has the meaning set forth in SECTION 12.4.

                  "OBLIGATIONS" shall have the meaning set forth in SECTION 2.1.

                  "OBLIGOR" means a Person obligated to make payments pursuant to a Contract.

                  "ORIGINATORS" means Pioneer, Pioneer-Standard Illinois, Inc., Pioneer-Standard Minnesota, Inc. and Pioneer-Standard Electronics, Ltd., in their respective capacities as the Sellers under the Receivables Sale Agreement and "ORIGINATOR" means any of the foregoing, individually.


                                   Exh. I-13

                  "OUTSTANDING BALANCE" of any Receivable at any time means the then outstanding principal balance thereof.

                  "PARTICIPANT" has the meaning set forth in SECTION 12.2.

                  "PERFORMANCE UNDERTAKING" means that certain Performance Undertaking, dated as of the date hereof, by the Provider in favor of the Seller, substantially in the form of EXHIBIT XI, as the same may be amended, restated or otherwise modified from time to time, relating to the obligations of the Originators (other than Pioneer) to the Seller under the Receivables Sale Agreement.

                  "PERMITTED LIEN" of a Person means (i) any lien for taxes, assessments or governmental charges or levies on its property which are not yet due and payable or which are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, and (ii) any bankers lien permitted under any Collection Account Agreement and existing in respect of any obligation or liability owing to a Collection Bank which is not yet due and payable.

                  "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "PIONEER" has the meaning set forth in the preamble to this Agreement.

                  "POOLED COMMERCIAL PAPER" means Commercial Paper notes of a Conduit subject to any particular pooling arrangement by such Conduit, but excluding Commercial Paper issued by such Conduit for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by such Conduit.

                  "POTENTIAL AMORTIZATION EVENT" means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

                  "PRIME RATE" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (or, with respect to any member of the Related Group for which Mellon Bank, N.A. is the Managing Agent, by Mellon Bank, N.A.), which is not necessarily the lowest rate charged to any customer, changing when and as said prime rate changes.

                  "PRO RATA SHARE" means, for each Committed Purchaser, a percentage equal to (i) the Commitment of such Committed Purchaser, DIVIDED BY
(ii) the aggregate amount of all Commitments of all Committed Purchasers hereunder, adjusted as necessary to give effect to the application of the terms of ARTICLE XII; PROVIDED, that with respect to any Related Group, the "Pro Rata Share" of any Committed Purchaser which is part of such Related Group shall mean a percentage equal to the Commitment of such Committed Purchaser DIVIDED BY the Group Purchase Limit of such Related Group.

                  "PROPOSED REDUCTION DATE" has the meaning set forth in SECTION 1.3.


                                   Exh. I-14

                  "PROVIDER" means Pioneer, in its capacity as "Provider" under the Performance Undertaking.

                  "PURCHASE LIMIT" means $150,000,000.

                  "PURCHASE NOTICE" has the meaning set forth in SECTION 1.2.

                  "PURCHASE PRICE" means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to the Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by the Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date and (iii) the excess, if any, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Weekly Report.

                  "PURCHASER" means any Conduit or Committed Purchaser, as applicable, and "PURCHASERS" means all Conduits and Committed Purchasers.

                  "PURCHASER INTEREST" means, at any time, an undivided percentage ownership interest (computed as set forth below) associated with a designated amount of Capital, selected pursuant to the terms and conditions hereof in (i) each Receivable arising prior to the time of the most recent computation or recomputation of such undivided interest, (ii) all Related Security with respect to each such Receivable, and (iii) all Collections with respect to, and other proceeds of, each such Receivable. Each such undivided percentage interest shall equal:

                     C
                  ------
                  NRB-AR

                  where:

                  C        =        the Capital of such Purchaser Interest.

                  AR       =        the Aggregate Reserves.

                  NRB      =        the Net Receivables Balance.

Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until the Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the business day immediately preceding the Amortization Date shall remain constant at all times thereafter. Notwithstanding anything herein to the contrary, including, without limitation, clause (vi) of the definition of "Related Security", the Seller shall continue to be the "Buyer" under the Receivables Sale Agreement and nothing herein shall divest the Seller of the right to make purchases under and pursuant to the Receivables Sale Agreement.

                  "PURCHASING COMMITTED PURCHASER" has the meaning set forth in
SECTION 12.1(b).


                                   Exh. I-15

                  "RECEIVABLE" means all indebtedness and other obligations owed to the Seller or an Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement or hereunder) or in which the Seller or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, contract right, payment intangible, promissory note, chattel paper, instrument, document, investment property, financial asset or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto; PROVIDED, HOWEVER, that no Excluded Receivable shall constitute a "Receivable" hereunder. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; PROVIDED, HOWEVER, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or the Seller treats such indebtedness, rights or obligations as a separate payment obligation.

                  "RECEIVABLES SALE AGREEMENT" means that certain Receivables Sale Agreement, dated as of October 19, 2001, between the Originators and the Seller, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "RECORDS" means, with respect to any Receivable, all enforcement rights or rights to receive payment with respect to all Contracts relating to such Receivable, and all other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

                  "REDUCTION NOTICE" has the meaning set forth in SECTION 1.3.

                  "REFERENCE BANK" means Bank One or such other bank as Bank One shall designate with the consent of the Seller.

                  "REGULATORY CHANGE" has the meaning set forth in SECTION 10.2(a).

                  "REINVESTMENT" has the meaning set forth in SECTION 2.2.

                  "RELATED GROUP" means any Conduit, its Committed Purchasers and their related Managing Agent.

                  "RELATED SECURITY" means, with respect to any Receivable:

                  (i) all of the Seller's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by the related Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

                  (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the


                                   Exh. I-16

Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                  (iii) all guaranties, letters of credit, letter of credit rights, supporting obligations, insurance and other similar agreements or arrangements in the nature of supporting obligations of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                  (iv) all enforcement rights or rights to receive payment with respect to all service contracts and other contracts and agreements associated with such Receivable,

                  (v)   all Records related to such Receivable,

                  (vi) all of the Seller's right, title and interest in, to and under the Receivables Sale Agreement in respect of such Receivable and all of the Seller's right, title and interest in, to and under the Performance Undertaking, and

                  (vii) all proceeds of any of the foregoing.

                  "REQUIRED COMMITTED PURCHASERS" means, at any time, Committed Purchasers with Commitments in excess of seventy percent (70%) of the Purchase Limit.

                  "REQUIRED NOTICE PERIOD" means two (2) Business Days.

                  "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of the Seller now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of the Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of the Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of the Seller now or hereafter outstanding, and (v) any payment of management fees by the Seller (except for reasonable management fees to any Originator or its Affiliates in reimbursement of actual management services performed).

                  "SELLER" has the meaning set forth in the preamble to this Agreement.

                  "SELLER PARTIES" has the meaning set forth in the preamble to this Agreement.

                  "SERVICER" means at any time the Person (which may be the Collateral Agent) then authorized pursuant to ARTICLE VIII to service, administer and collect Receivables.

                  "SERVICING FEE" has the meaning set forth in SECTION 8.6.


                                   Exh. I-17

                  "SETTLEMENT DATE" means (A) the fourteenth day of each month, or, if such date is not a Business Day, the next succeeding Business Day, and
(B) the last day of the relevant Tranche Period in respect of each Purchaser Interest.

                  "SETTLEMENT PERIOD" means (A) in respect of each Purchaser Interest of the Conduits, the immediately preceding Accrual Period, and (B) in respect of each Purchaser Interest of the Committed Purchasers, the entire Tranche Period of such Purchaser Interest.

                  "SIDE LETTER" means that certain letter agreement dated as of October 19, 2001 by and among the Seller, the Originators, the Managing Agents and the Collateral Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY" of a Person means (i) any corporation more than fifty percent (50%) of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than fifty percent (50%) of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Seller.

                  "TERMINATING COMMITTED PURCHASER" has the meaning set forth in
SECTION 12.4.

                  "TERMINATING TRANCHE" has the meaning set forth in SECTION 4.3(b).

                  "TERMINATION DATE" has the meaning set forth in SECTION 2.2.

                  "TERMINATION PERCENTAGE" has the meaning set forth in SECTION 2.2.

                  "TRANCHE PERIOD" means, with respect to any Purchaser Interest held by a Committed Purchaser, including any Purchaser Interest or an undivided interest in a Purchaser Interest assigned to a Committed Purchaser pursuant to a Liquidity Agreement:

                  (a) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the Collateral Agent, the applicable Managing Agent and the Seller, commencing on a Business Day selected by the Seller, the Collateral Agent or such Managing Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

                  (b) if Yield for such Purchaser Interest is calculated on the basis of the Prime Rate, a period commencing on a Business Day selected by the Seller and agreed to by the Collateral Agent and the applicable Managing Agent, provided no such period shall exceed one month.


                                   Exh. I-18

If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, PROVIDED, HOWEVER, that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the Collateral Agent and the applicable Managing Agent.

                  "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Purchase Notice, the Receivables Sale Agreement, each Collection Account Agreement, the Performance Undertaking, the Fee Letters, the Side Letter, the Subordinated Notes (as defined in the Receivables Sale Agreement) and all other instruments, documents and agreements executed and delivered in connection herewith.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                  "UNIT" means each of the following: (i) the Computer Systems Division of each Originator and (ii) the Industrial Electronics Components Division of each Originator.

                  "WEEKLY FUNDING DATE" (i) has, prior to December 6, 2001, has the meaning assigned to the term "Settlement Date" and (ii) means, from and after December 6, 2001, with respect to any calendar week, the Thursday of such week, or, if such date is not a Business Day, the next succeeding Business Day.

                  "WEEKLY REPORT" means a report, in substantially the form of
EXHIBIT XIII hereto (appropriately completed), furnished by the Servicer to the Collateral Agent and the Managing Agents pursuant to SECTION 8.5.

                  "YIELD" means (a) for each respective Tranche Period relating to Purchaser Interests of the Committed Purchasers in the Related Group for which Bank One is the Managing Agent, including any Purchaser Interests or undivided interests in Purchaser Interests assigned to such Committed Purchaser pursuant to a Liquidity Agreement, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis, and (b) for each respective Accrual Period relating to Purchaser Interests of the Conduits, other than a Purchaser Interest to the extent that an undivided interest in which has been assigned by a Conduit to a Committed Purchaser pursuant to a Liquidity Agreement, an amount equal to the product of the applicable CP Rate multiplied by the Capital of such Purchaser Interest for each day elapsed during such Settlement Period, annualized on a 360 day basis.

                  "YIELD RESERVE" means, on any date, an amount equal to two percent (2%) multiplied by the Net Receivables Balance as of the close of business of the Servicer on such date.


                                   Exh. I-19

                  All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.


                                   Exh. I-20

                                   EXHIBIT II
                             FORM OF PURCHASE NOTICE

                                     [Date]


Bank One, NA (Main Office Chicago), as Collateral Agent
1 Bank One Plaza, 21st Floor
Asset-Backed Finance
Chicago, Illinois 60670-0596
Attention:    [____________]

[Insert name and address of each Managing Agent]


                  Re: PURCHASE NOTICE

Ladies and Gentlemen:

                  Reference is hereby made to the Receivables Purchase Agreement, dated as of October 19, 2001, by and among Pioneer-Standard Funding Corporation, a Delaware corporation (the "SELLER"), Pioneer-Standard Electronics, Inc., as Servicer, the Committed Purchasers, Conduits and Managing Agents party thereto, and Bank One, NA (Main Office Chicago), as Collateral Agent (as amended, restated, supplemented or otherwise modified, the "RECEIVABLES PURCHASE AGREEMENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

                  Each of you is hereby notified of the following Incremental
Purchase:


-------------------------------- ----------------------------------------------
Purchase Price:                  $
                                 -----------------------------------------
-------------------------------- ----------------------------------------------
Date of Purchase:
                                 -----------------------------------------
-------------------------------- ----------------------------------------------
Requested Discount Rate:         [LIBO Rate] [Prime Rate] [CP rate]
-------------------------------- ----------------------------------------------


                  The amount of the Purchase Price to be funded by each Related Group is as follows:

                  Bank One Related Group:            $________________________

                  Mellon Bank Related Group          $________________________



                                   Exh. II-1

                  Please credit the Purchase Price in immediately available funds to our Facility Account [and then wire-transfer the Purchase Price in immediately available funds on the above-specified date of purchase to:

                              [Account Name]
                              [Account No.]
                              [Bank Name & Address]
                              [ABA #]
                              Reference:
                              Telephone advice to: [Name] @ tel. No. ( )

                  Please advise [Name] at telephone no. _________________ if the Conduit in your Related Group will not be making this purchase.

                  In connection with the Incremental Purchase to be made on the above listed "Date of Purchase" (the "PURCHASE DATE"), the Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):

                  (i) the representations and warranties of the Seller set forth in SECTION 5.1 of the Receivables Purchase Agreement are true and correct on and as of the Purchase Date as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;

                  (iii) the Facility Termination Date has not occurred, the Aggregate Capital does not and shall not exceed the Purchase Limit and the aggregate Purchaser Interests do not and shall not exceed 100%; and

                  (iv) the amount of Aggregate Capital is $_________ after giving effect to the Incremental Purchase to be made on the Purchase Date.

                                Very truly yours,

                                PIONEER-STANDARD FUNDING CORPORATION


                                By:
                                   ----------------------------------
                                     Name:
                                     Title:


                                   Exh. II-2

                                   EXHIBIT III

                     PLACES OF BUSINESS AND JURISDICTIONS OF
                       ORGANIZATION OF THE SELLER PARTIES;
                              LOCATIONS OF RECORDS;
                   FEDERAL EMPLOYER IDENTIFICATION NUMBER(S);
                 CORPORATE NAMES, TRADE NAMES AND ASSUMED NAMES


------------------------------ ------------------------------------- ---------------------------- --------------------
    NAME AND JURISDICTION                                                                          FEDERAL EMPLOYER
       OF ORGANIZATION                      ADDRESSES                   LOCATIONS OF RECORDS          I.D. NUMBER
------------------------------ ------------------------------------- ---------------------------- --------------------

Pioneer-Standard               6065 Parkland Blvd.                   6065 Parkland                34-0907152
Electronics, Inc., an Ohio     Cleveland, Ohio                       Mayfield Heights, OH
corporation
------------------------------ ------------------------------------- ---------------------------- --------------------

Pioneer-Standard Funding       7625 Golden Triangle Dr.              6065 Parkland                [________]
Corporation, a Delaware        Suite G - 100                         Mayfield Heights, OH
corporation                    Eden Prairie, Minnesota
------------------------------ ------------------------------------- ---------------------------- --------------------


Prior Corporate Names:     None.

Trade Names:               KeyLink Systems

Assumed Names:             None.




                                   Exh. III-1

                                   EXHIBIT IV

                                   [Reserved]














                                    Exh. IV-1

                                    EXHIBIT V
                         FORM OF COMPLIANCE CERTIFICATE
To: Bank One, NA (Main Office Chicago) ("BANK ONE"), as Collateral Agent, and Bank One and Mellon Bank, N.A., as Managing Agents

                  This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement dated as of October 19, 2001 among Pioneer-Standard Funding Corporation (the "SELLER"), Pioneer-Standard Electronics, Inc. (the "SERVICER"), the Purchasers party thereto, the Managing Agents party thereto and Bank One, as collateral agent for such Purchasers (as amended, restated, supplemented or otherwise modified, the "AGREEMENT").

                  THE UNDERSIGNED HEREBY CERTIFIES, SOLELY IN HIS OR HER CAPACITY AS AN OFFICER OF THE SELLER, THAT:

         1. I am the duly elected _______________ of the Seller.

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Seller and its Subsidiaries during the accounting period covered by the attached financial statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

         4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

         5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Seller has taken, is taking, or proposes to take with respect to each such condition or event:
               ----------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

                  The foregoing certifications, together with the computations set forth in SCHEDULE I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of , 20__.



                                    Exh. V-1

                      SCHEDULE I TO COMPLIANCE CERTIFICATE


A. Schedule of Compliance as of __________, ____ with Section 9.1(l) of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

             This schedule relates to the month ended: ___________.



                                    Exh. V-1

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                                    Attached.



























                                    Exh. VI-1

                                   EXHIBIT VII

                          FORM OF ASSIGNMENT AGREEMENT

                  THIS ASSIGNMENT AGREEMENT (this "ASSIGNMENT AGREEMENT") is entered into as of the ___ day of ____________, ____, by and between _____________________ ("ASSIGNOR") and __________________ ("ASSIGNEE").

                             PRELIMINARY STATEMENTS

                  A. This Assignment Agreement is being executed and delivered in accordance with SECTION 12.1(b) of that certain Receivables Purchase Agreement dated as of October 19, 2001 by and among Pioneer-Standard Funding Corporation, Pioneer-Standard Electronics, Inc. as Servicer, Bank One, NA (Main Office Chicago), as Collateral Agent, the Conduits party thereto, the Managing Agents party thereto, and the Committed Purchasers party thereto (as amended, modified or restated from time to time, the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.

                  B. Assignor is a Committed Purchaser party to the Purchase Agreement, and Assignee wishes to become a Committed Purchaser thereunder; and

                  C. Assignor is selling and assigning to Assignee an undivided ____________% (the "Transferred Percentage") interest in all of Assignor's rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, Assignor's Commitment and (if applicable) the Capital of Assignor's Purchaser Interests as set forth herein.

                                    AGREEMENT

                  The parties hereto hereby agree as follows:

                  1. The sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "Effective Date") two (2) Business Days (or such other date selected by the Managing Agent for the Assignor in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement ("Effective Notice") is delivered by such Managing Agent to the related Conduits, the Collateral Agent, Assignor and Assignee. From and after the Effective Date, Assignee shall be a Committed Purchaser party to the Purchase Agreement for all purposes thereof as if Assignee were an original party thereto and Assignee agrees to be bound by all of the terms and provisions contained therein.

                  2. If Assignor has no outstanding Capital under the Purchase Agreement, on the Effective Date, Assignor shall be deemed to have hereby transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and all rights

                                   Exh. VII-1
and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under Section 4.1 of the Purchase Agreement.

                  3. If Assignor has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of Assignor, on the Effective Date Assignee shall pay to Assignor, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of Assignor's Purchaser Interests (such amount, being hereinafter referred to as the "Assignee's Capital"); (ii) all accrued but unpaid (whether or not then due) Yield attributable to Assignee's Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of Assignee's Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "Assignee's Acquisition Cost"); whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and the Capital of Assignor's Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under Section 4.1 of the Purchase Agreement.

                  4. Concurrently with the execution and delivery hereof, Assignor will provide to Assignee copies of all documents requested by Assignee which were delivered to Assignor pursuant to the Purchase Agreement.

                  5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

                  6. By executing and delivering this Assignment Agreement, Assignor and Assignee confirm to and agree with each other, the Collateral Agent and the Committed Purchasers as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Assignee, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, any Obligor, any Affiliate of the Seller or the performance or observance by the Seller, any Obligor, any Affiliate of the Seller of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) Assignee confirms that it has received a copy of the Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) Assignee will, independently


                                   Exh. VII-2
and without reliance upon the Collateral Agent, any Managing Agent, any Conduit, the Seller or any other Committed Purchaser or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) Assignee appoints and authorizes the Collateral Agent and the Managing Agent of Assignor's Related Group to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Collateral Agent and such Managing Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) Assignee agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the other Transaction Documents, are required to be performed by it as a Committed Purchaser or, when applicable, as a Purchaser.

                  7. Each party hereto represents and warrants to and agrees with the Collateral Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, SECTIONS
4.1 and 13.6 thereof.

                  8. SCHEDULE I hereto sets forth the revised Commitment of Assignor and the Commitment of Assignee, as well as administrative information with respect to Assignee.

                  9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                  10. Assignee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of Company, it will not institute against, or join any other Person in instituting against, Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.




                                   Exh. VII-3

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

                                   [ASSIGNOR]

                                   By:
                                        --------------------------------
                                        Name:
                                        Title:


                                   [ASSIGNEE]

                                   By:
                                        --------------------------------
                                        Name:
                                        Title:








                                   Exh. VII-4

                       SCHEDULE I TO ASSIGNMENT AGREEMENT
                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS


DATE:                ,
      ---------------  ----
TRANSFERRED PERCENTAGE:            %
                           --------

---------------- --------------------------- ------------------------ ----------------------- -----------------------
                            A-1                        A-2                     B-1                     B-2
---------------- --------------------------- ------------------------ ----------------------- -----------------------
ASSIGNOR            COMMITMENT (PRIOR TO        COMMITMENT (AFTER      OUTSTANDING CAPITAL       RATABLE SHARE OF
                    GIVING EFFECT TO THE      GIVING EFFECT TO THE           (IF ANY)          OUTSTANDING CAPITAL
                   ASSIGNMENT AGREEMENT)      ASSIGNMENT AGREEMENT)
---------------- --------------------------- ------------------------ ----------------------- -----------------------

---------------- --------------------------- ------------------------ ----------------------- -----------------------

---------------- --------------------------- ------------------------ ----------------------- -----------------------
                                                       A-2                     B-1                     B-2
---------------- --------------------------- ------------------------ ----------------------- -----------------------
   ASSIGNEE                                     COMMITMENT (AFTER      OUTSTANDING CAPITAL       RATABLE SHARE OF
                                              GIVING EFFECT TO THE           (IF ANY)          OUTSTANDING CAPITAL
                                              ASSIGNMENT AGREEMENT)
---------------- --------------------------- ------------------------ ----------------------- -----------------------

---------------- --------------------------- ------------------------ ----------------------- -----------------------

ADDRESS FOR NOTICES
-------------------
------------------
------------------

Attention:
Phone:
Fax:







                                   Exh. VII-5

                       SCHEDULE II TO ASSIGNMENT AGREEMENT
                                EFFECTIVE NOTICE

TO:                         , Assignor
    ------------------------
   ------------------------
   ------------------------
   ------------------------

TO:                         , Assignee
    ------------------------
   ------------------------
   ------------------------
   ------------------------

                  The undersigned, as Collateral Agent and Managing Agent, respectively, under the Receivables Purchase Agreement dated as of October 19, 2001, by and among Pioneer-Standard Funding Corporation, a Delaware corporation, Pioneer-Standard Electronics, Inc., as Servicer, Bank One, NA (Main Office Chicago), as Collateral Agent, the Conduits party thereto, the Managing Agents party thereto and the Committed Purchasers party thereto, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of __________ ___, 20___ between __________________, as Assignor, and
__________________, as Assignee. Terms defined in such Assignment Agreement are used herein as therein defined.

                  1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be __________ ___, 20___.

                  2. The Managing Agent, on behalf of the affected Conduit(s), hereby consents to the Assignment Agreement as required by SECTION 12.1(b) of the Receivables Purchase Agreement.







                                   Exh. VII-6

                  [3. Pursuant to such Assignment Agreement, the Assignee is required to pay $____________ to Assignor at or before 12:00 noon (local time of Assignor) on the Effective Date in immediately available FUNDS.]

                                 Very truly yours,

                                 BANK ONE, NA (MAIN OFFICE CHICAGO),
                                   as Collateral Agent


                                 By:
                                      ---------------------------------
                                      Name:
                                      Title:


                                 [MANAGING AGENT],
                                   as Managing Agent


                                 By:
                                      ---------------------------------
                                      Name:
                                      Title:





                                   Exh. VII-7

                                  EXHIBIT VIII

                          CREDIT AND COLLECTION POLICY

                   See Exhibit V to Receivables Sale Agreement
















                                  Exh. VIII-1

                                   EXHIBIT IX


                               FORM OF CONTRACT(S)

                                  See Attached



                                    Exh. IX-1

                                    EXHIBIT X

                             FORM OF MONTHLY REPORT

                                    ATTACHED.














                                    Exh. X-1

                                   EXHIBIT XI

                         FORM OF PERFORMANCE UNDERTAKING

                  This Performance Undertaking (this "UNDERTAKING"), dated as of October 19, 2001, is executed by Pioneer-Standard Electronics, Inc. ("PIONEER"), an Ohio corporation (the "PROVIDER"), in favor of Pioneer-Standard Funding Corporation, a Delaware corporation (together with its successors and assigns, the "RECIPIENT").

                                    RECITALS

                  1. Pioneer-Electronics Illinois, Inc., a Delaware corporation, Pioneer-Standard Electronics Minnesota, Inc., a Delaware corporation, Pioneer-Standard Electronics, Ltd., a Delaware limited partnership ( the "ORIGINATORS"), Pioneer and the Recipient have entered into a Receivables Sale Agreement, dated as of October 19, 2001 (as amended, restated or otherwise modified from time to time, the "SALE AGREEMENT"), pursuant to which the Originators and Pioneer, subject to the terms and conditions contained therein, are selling their right, title and interest in certain of their accounts receivable to the Recipient.

                  2. The Originators are Subsidiaries of the Provider and the Provider is expected to receive substantial direct and indirect benefits from the sale of receivables by the Originators to the Recipient pursuant to the Sale Agreement (which benefits are hereby acknowledged).

                  3. As an inducement for the Recipient to purchase the Originators' receivables pursuant to the Sale Agreement, the Provider has agreed to guaranty the due and punctual performance by the Originators of their obligations under the Sale Agreement.

                  4. The Provider wishes to guaranty the due and punctual performance by the Originators of their obligations to the Recipient under or in respect of the Sale Agreement, as provided herein.

                                    AGREEMENT

                  NOW, THEREFORE, the Provider hereby agrees as follows:

                  Section 1. DEFINITIONS. Capitalized terms used herein and not defined herein shall the respective meanings assigned thereto in the Sale Agreement or the Purchase Agreement (as hereinafter defined). In addition:

                  "OBLIGATIONS" means all covenants, agreements, terms, conditions and indemnities to be performed and observed by the Originators under and pursuant to the Sale Agreement and each other document executed and delivered by any Originator pursuant to the Sale Agreement (such documents, together with the Sale Agreement, the "AGREEMENTS"), INCLUDING, WITHOUT LIMITATION, the due and punctual payment of all sums which are or may become due and owing by any Originator under the Sale Agreement, whether for fees, expenses (including reasonable counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason.



                                   Exh. XI-1

                  Section 2. GUARANTY OF PERFORMANCE OF OBLIGATIONS. The Provider hereby guarantees to the Recipient, the full and punctual payment and performance by the Originators of the Obligations. This Undertaking is an absolute, unconditional and continuing guaranty of the full and punctual performance of all of the Obligations of the Originators under the Agreements and is in no way conditioned upon any requirement that the Recipient first attempt to collect any amounts owing by any Originator to the Recipient, the Collateral Agent, any Managing Agent or the Purchasers from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of the Recipient, the Collateral Agent, any Managing Agent or any Purchaser in favor of any Originator or any other Person or other means of obtaining payment. Should any Originator default in the payment or performance of any of the Obligations, the Recipient (or its assigns) may cause the immediate performance by the Provider of the Obligations and cause any payment Obligations to become forthwith due and payable to the Recipient (or its assigns), without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by the Provider. Notwithstanding the foregoing, this Undertaking is not a guarantee of the collection of any of the Receivables and the Provider shall not be responsible for any Obligations to the extent the failure to perform such Obligations by the related Originator results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; PROVIDED, that nothing herein shall relieve any Originator from performing in full its Obligations under the Purchase Agreement or the Provider of its undertaking hereunder with respect to the full performance of such duties.

                  Section 3. PROVIDER'S FURTHER AGREEMENTS TO PAY. The Provider further agrees, as the principal obligor and not as a guarantor only, to pay to the Recipient (and its assigns), forthwith upon demand in funds immediately available to the Recipient, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by the Recipient in connection with the Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the Prime Rate plus two percent (2%) per annum, such rate of interest changing when and as the Prime Rate changes.

                  Section 4. WAIVERS BY PROVIDER. The Provider waives notice of acceptance of this Undertaking, notice of any action taken or omitted by the Recipient (or its assigns) in reliance on this Undertaking, and any requirement that the Recipient (or its assigns) be diligent or prompt in making demands under this Undertaking, giving notice of any Amortization Event or Potential Amortization Event, other default or omission by any Originator or asserting any other rights of the Recipient under this Undertaking. The Provider warrants that it has adequate means to obtain from each Originator, on a continuing basis, information concerning the financial condition of each Originator, and that it is not relying on the Recipient to provide such information, now or in the future. The Provider also irrevocably waives all defenses (i) that at any time may be available in respect of the Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of collateral. The Recipient (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of the Provider and without relieving the Provider of any liability under this Undertaking, to deal with the Originators and with each other party who now is or after the date hereof becomes liable in any manner for any


                                   Exh. XI-2
of the Obligations, in such manner as the Recipient in its sole discretion deems fit, and to this end the Provider agrees that the validity and enforceability of this Undertaking, including without limitation, the provisions of SECTION 7 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Amortization Event or Potential Amortization Event, or default with respect to the Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Obligations or any part thereof; (e) the unenforceability or invalidity of the Obligations or any part thereof or lack of the genuineness, unenforceability or invalidity of any agreement relating thereto or with respect to the Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment Obligations of any Originator or any part thereof or amounts which are not covered by this Undertaking even though the Recipient (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment Obligations of such Originator or to amounts which are not covered by this Undertaking; (g) the existence of any claim, setoff or other rights which the Provider may have at any time against any Originator in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Obligations or any part thereof; or (i) any failure on the part of any Originator to perform or comply with any term of the Agreements or any other document executed in connection therewith or delivered thereunder, all whether or not the Provider shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this SECTION 4.

                  Section 5. UNENFORCEABILITY OF OBLIGATIONS AGAINST ANY ORIGINATOR. Notwithstanding (a) any change of ownership of any Originator or the insolvency, bankruptcy or any other change in the legal status of any Originator; (b) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations; (c) the failure of any Originator or the Provider to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Obligations or this Undertaking; or (d) if any of the moneys included in the Obligations have become irrecoverable from the related Originator for any other reason other than final payment in full of the payment Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on the Provider. This Undertaking shall be in addition to any other guaranty or other security for the Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Originator or for any other reason with respect to any Originator, all such amounts then due and owing with respect to the Obligations under the terms of the Agreements, or any other agreement evidencing, securing or otherwise executed in connection with the Obligations, shall be immediately due and payable by the Provider.



                                   Exh. XI-3

                  Section 6. REPRESENTATIONS AND WARRANTIES. The Provider hereby represents and warrants to the Recipient that:

         1. EXISTENCE AND STANDING. The Provider is duly organized, validly existing and in good standing under the laws of Ohio and is a "registered organization" (as defined in the UCC) of such state. The Provider is duly qualified to do business and is in good standing as a foreign entity, and has and holds all power, corporate or otherwise, and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

         2. AUTHORIZATION, EXECUTION AND DELIVERY; BINDING EFFECT. The Provider has the corporate power and authority and legal right to execute and deliver this Undertaking, perform its obligations hereunder and consummate the transactions herein contemplated. The execution and delivery by the Provider of this Undertaking, the performance of its obligations and consummation of the transactions contemplated hereunder have been duly authorized by proper corporate proceedings, and the Provider has duly executed and delivered this Undertaking. This Undertaking constitutes the legal, valid and binding obligation of the Provider enforceable against the Provider in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally (as applied in the event of the Seller's bankruptcy or insolvency) and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law)

         3. NO CONFLICT; GOVERNMENT CONSENT. The execution and delivery by the Provider of this Undertaking and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, the violation of which would have a Material Adverse Effect or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property and, do not result in the creation or imposition of any Adverse Claim on assets of the Provider.

         4. FINANCIAL STATEMENTS. The consolidated financial statements of the Provider and its consolidated Subsidiaries dated as of March 31, 2001 heretofore delivered to the Recipient have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the consolidated financial condition and results of operations of the Provider and its consolidated Subsidiaries as of such date and for the period ended on such date. Since the later of (i) March 31, 2001 and (ii) the last time this representation was made or deemed made, no event has occurred which would or could reasonably be expected to have a Material Adverse Effect, except as has been disclosed to the public between March 31, 2001 and the date of this Agreement.


                                   Exh. XI-4

         5. TAXES. The Provider has filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Provider or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

         6. LITIGATION AND CONTINGENT OBLIGATIONS. Except as disclosed in the filings made by the Provider with the Securities and Exchange Commission, there are no actions, suits or proceedings pending or, to the best of the Provider's knowledge threatened against or affecting the Provider or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a material adverse effect on (i) the business, properties, condition (financial or otherwise) or results of operations of the Provider and its Subsidiaries taken as a whole, (ii) the ability of the Provider to perform its obligations under this Undertaking, or (iii) the validity or enforceability of any of this Undertaking or the rights or remedies of the Recipient hereunder. The Provider is not in default with respect to any order of any court, arbitrator or governmental body and does not have any material contingent obligations not provided for or disclosed in the financial statements referred to in SECTION 6(d).

                  Section 7. SUBROGATION; SUBORDINATION. Notwithstanding anything to the contrary contained herein, until the Obligations are paid in full the Provider: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of the Recipient, the Collateral Agent, any Managing Agent or any Purchaser against any Originator, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of the Recipient, the Collateral Agent and the Purchasers against any Originator and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the United States Bankruptcy Code) which the Provider might now have or hereafter acquire against any Originator that arise from the existence or performance of the Provider's obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against any Originator in respect of any liability of the Provider to such Originator and (d) waives any benefit of and any right to participate in any collateral security which may be held by the Recipient, the Collateral Agent, any Managing Agent or the Purchasers. The payment of any amounts due with respect to any indebtedness of any Originator now or hereafter owed to the Provider is hereby subordinated to the prior payment in full of all of the Obligations. The Provider agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Provider will not demand, sue for or otherwise attempt to collect any such indebtedness of any Originator to the Provider until all of the Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, the Provider shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by the Provider as trustee for the Recipient (and its assigns) and be paid over to the Recipient (or its assigns) on account of the Obligations without affecting in any manner the liability of the Provider under the other provisions of this Undertaking. The provisions of this SECTION 7 shall be supplemental to and not in derogation of any rights and remedies of the Recipient under any separate subordination agreement which the Recipient may at any time and from time to time enter into with the Provider.



                                   Exh. XI-5

                  Section 8. TERMINATION OF PERFORMANCE UNDERTAKING; INDEMNITY BY THE PROVIDER. The Provider's obligations hereunder shall continue in full force and effect until all Obligations are finally paid and satisfied in full and that certain Receivables Purchase Agreement, dated as of October 19, 2001, by and among the Recipient, Pioneer, as Servicer, the Conduits, Committed Purchasers and Managing Agents parties thereto, and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the "RECEIVABLES PURCHASE AGREEMENT") is terminated, PROVIDED, that this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Originator or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not the Recipient (or its assigns) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the federal bankruptcy code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect, be a defense to or claim against the obligations of the Provider under this Undertaking. If, notwithstanding anything herein to the contrary, the Provider shall exercise any right available to it at law or in equity (i) to revoke all or any part of this Undertaking, (ii) to recharacterize this Undertaking as a guaranty of collection or as any type of obligation other than an unconditional guaranty of the due and punctual performance by the Originators of their obligations to the Recipient under or in respect of the Receivables Sale Agreement, or (iii) to require the Recipient (or the Collateral Agent as the Recipient's assignee) to commence an action against any Originator as a condition to the Provider honoring its obligations as set forth in this Undertaking, the Provider agrees that it shall indemnify the Recipient (and the Collateral Agent as the Recipient's assignee) for any loss, cost or expense suffered or incurred by such party as a result, directly or indirectly, of such action on the part of the Provider, and the indemnity contemplated herein shall be a continuing contractual obligation of the Provider, separate and distinct from any other obligation hereunder.

                  Section 9. EFFECT OF BANKRUPTCY. This Performance Undertaking shall survive the insolvency of Originator and the commencement of any case or proceeding by or against Originator under the federal bankruptcy code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal bankruptcy code with respect to Originator or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which Originator is subject shall postpone the obligations of the Provider under this Undertaking.

                  Section 10. SETOFF. Regardless of the other means of obtaining payment of any of the Obligations, Recipient (and its assigns) is hereby authorized at any time and from time to time, without notice to the Provider (any such notice being expressly waived by the Provider) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the obligations of the Provider under this Undertaking, whether or not Recipient (or any such assign) shall have made any demand under this Undertaking and although such Obligations may be contingent or unmatured.

                  Section 11. TAXES. All payments to be made by the Provider hereunder shall be made free and clear of any deduction or withholding. If the Provider is required by law to make any deduction or withholding on account of tax or otherwise from any such payment, the


                                   Exh. XI-6
sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Recipient receive a net sum equal to the sum which they would have received had no deduction or withholding been made.

                  Section 12. FURTHER ASSURANCES. The Provider agrees that it will from time to time, at the request of the Recipient (or its assigns), provide information relating to the business and affairs of the Provider as the Recipient may reasonably request. In addition, the Provider agrees to deliver the financial statements and compliance certificates to be delivered by the Servicer under and pursuant to SECTION 7.1(a) of the Receivables Purchaser Agreement at any time that the Provider shall cease to be the Servicer under the Receivables Purchase Agreement. The Provider also agrees to do all such things and execute all such documents as the Recipient (or its assigns) may reasonably consider necessary or desirable to give full effect to this Undertaking and to perfect and preserve the rights and powers of the Recipient hereunder.

                  Section 13. SUCCESSORS AND ASSIGNS. This Performance Undertaking shall be binding upon the Provider, its successors and permitted assigns, and shall inure to the benefit of and be enforceable by the Recipient and its successors and assigns. The Provider may not assign or transfer any of its obligations hereunder without the prior written consent of each of the Recipient and the Collateral Agent. Without limiting the generality of the foregoing sentence, the Recipient may assign or otherwise transfer the Agreements, any other documents executed in connection therewith or delivered thereunder or any other agreement or note held by them evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Recipient herein.

                  Section 14. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Undertaking nor consent to any departure by the Provider therefrom shall be effective unless the same shall be in writing and signed by the Recipient, the Collateral Agent and the Provider. No failure on the part of the Recipient to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

                  Section 15. NOTICES. All notices and other communications provided for hereunder shall be made in writing and shall be addressed as follows: if to the Provider, at the address set forth beneath its signature hereto, and if to the Recipient, at the addresses set forth beneath its signature to the Sale Agreement, or at such other addresses as each of the Provider or the Recipient may designate in writing to the other. Each such notice or other communication shall be effective (1) if given by telecopy, upon the receipt thereof, (2) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (3) if given by any other means, when received at the address specified in this SECTION 15.


                                   Exh. XI-7

                  Section 16. GOVERNING LAW. THIS UNDERTAKING SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  Section 17. CONSENT TO JURISDICTION. EACH OF THE PROVIDER AND THE RECIPIENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING, THE AGREEMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND EACH OF THE PROVIDER AND THE RECIPIENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

                  Section 18. BANKRUPTCY PETITION. The Provider hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of any of the Conduits, it will not institute against, or join any other Person in instituting against, any of the Conduits any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  Section 19. MISCELLANEOUS. This Undertaking constitutes the entire agreement of the Provider with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Undertaking shall be in addition to any other guaranty of or collateral security for any of the Obligations. The provisions of this Undertaking are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Provider hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Provider's liability under this Undertaking, then, notwithstanding any other provision of this Undertaking to the contrary, the amount of such liability shall, without any further action by the Provider or the Recipient, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Undertaking which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise specified, references herein to "Section" shall mean a reference to sections of this Undertaking.

                                     * * * *



                                   Exh. XI-8

                  IN WITNESS WHEREOF, the Provider has caused this Undertaking to be executed and delivered as of the date first above written.

                                      PIONEER-STANDARD ELECTRONICS, INC.


                                      By:
                                           ------------------------------------
                                           Name: Jean M. Miklosko
                                           Title: Vice President and Treasurer





                                   Exh. XI-9

                                   EXHIBIT XII

                            FORM OF JOINDER AGREEMENT


                  Reference is made to the Receivables Purchase Agreement dated as of October 19, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "AGREEMENT"), among Pioneer-Standard Funding Corporation, a Delaware corporation (the "SELLER"), Pioneer-Standard Electronics, Inc., an Ohio corporation, as initial Servicer (together with its successors and assigns, the "SERVICER"), the funding entities listed on Schedule A to the Agreement (together with their respective successors and assigns, the "COMMITTED PURCHASERS"), Falcon Asset Securitization Corporation ("FALCON") and Three Rivers Funding Corporation (collectively, the "CONDUITS", and together with the Committed Purchasers, the "PURCHASERS"), Bank One, NA and Mellon Bank, N.A. (each, a "MANAGING AGENT" and collectively, the "MANAGING AGENTS") and Bank One, NA, as collateral agent for the Purchasers (together with its successors and assigns, the "COLLATERAL AGENT"). To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Agreement.

                  __________________ (the "NEW MANAGING AGENT"),
__________________ (the "NEW CONDUIT"), __________________ (the "NEW COMMITTED
PURCHASER[S]"; and together with the New Managing Agent and New Conduit, the "NEW PURCHASE GROUP"), the Seller, the Servicer and the Collateral Agent agree as follows:

                  1. Pursuant to SECTION 12.3 of the Agreement, the Seller has requested that the New Purchase Group agree to become a "Purchase Group" under the Agreement.

                  2. The effective date (the "EFFECTIVE DATE") of this Joinder Agreement shall be the later of (i) the date on which a fully executed copy of this Joinder Agreement is delivered to the Collateral Agent and (ii) the date of this Joinder Agreement.

                  3. By executing and delivering this Joinder Agreement, each of the New Managing Agent, the New Conduit and the New Committed Purchaser[s] confirms to and agrees with each other party to the Agreement that (i) it has received a copy of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (ii) it will, independently and without reliance upon the Collateral Agent, the other Managing Agents, the other Purchasers or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or any Transaction Document; (iii) it appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Agreement, the Transaction Documents and any other instrument or document pursuant thereto as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under the Agreement, the Transaction Documents, the Receivables, the Related Security and the Collections; (iv) it will perform all of the obligations which by the terms of the Agreement and the Transaction Documents are required to be performed by it as a Managing Agent, a Conduit and a Committed



                                   Exh. XII-1

Purchaser, respectively; (v) its address for notices shall be the office set forth beneath its name on the signature pages of this Joinder Agreement; and
(vi) it is duly authorized to enter into this Joinder Agreement.

                  4. On the Effective Date of this Joinder Agreement, each of the New Managing Agent, the New Conduit and the New Committed Purchaser[s] shall join in and be a party to the Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Managing Agent, a Conduit and a Committed Purchaser, respectively, under the Agreement.

                  5. This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  6. THIS JOINDER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
SCHEDULE I hereto.




                                   Exh. XII-2

                                   Schedule I
                                       to
                                Joinder Agreement

                              Dated ______ __, 20__

SECTION 1.

         The "CP Rate" for any Accrual Period for any Purchaser Interest owned by the New Conduit is [_____________________].

SECTION 2.

         The "Commitment[s]" with respect to the New Committed Purchaser[s] [is][are]:

                  [New Committed Purchaser]                   $[______________]

SECTION 3.

         The "Conduit Percentage" with respect to the New Conduit is [_____]%.


NEW CONDUIT:                                         [NEW CONDUIT]

                                                     By:
                                                        -----------------------
                                                        Name:
                                                        Title:

                                                        Address for notices:
                                                        [Address]


NEW COMMITTED PURCHASER[S]:                         [NEW COMMITTED PURCHASER]

                                                     By:
                                                        -----------------------
                                                        Name:
                                                        Title:

                                                        Address for notices:
                                                        [Address]

NEW MANAGING AGENT:                                 [NEW MANAGING AGENT]

                                                     By:
                                                        -----------------------
                                                        Name:
                                                        Title:

                                                        Address for notices:
                                                        [Address]


                                   Exh. XII-3

Consented to this ___ day of ___________, 20__ by:

PIONEER-STANDARD FUNDING CORPORATION,
   as Seller

By:
   -----------------------
     Name:
     Title:

Pioneer-standard electronics, inc.,
   as Servicer

By:
   -----------------------
     Name:
     Title:

Bank One, NA, as a Managing Agent
and as Collateral Agent

By:
   -----------------------
     Name:
     Title:

MELLON BANK, N.A.
   as a Managing Agent

By:
   -----------------------
     Name:
     Title:



                                   Exh. XII-4

                                  EXHIBIT XIII

                              FORM OF WEEKLY REPORT

                                    Attached.

                              (1)
























--------
(1)      To be provided by Bank One.


                                   Exh. XIII-4

                                   SCHEDULE A
                       COMMITMENTS OF COMMITTED PURCHASERS




                             Bank One Related Group
                             ----------------------

-------------------------------------------- -----------------------------------
         Committed Purchaser                               Commitment
-------------------------------------------- -----------------------------------
            Bank One, NA                                  $100,000,000
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------




                            MELLON BANK RELATED GROUP
                            -------------------------

-------------------------------------------- -----------------------------------
         Committed Purchaser                               Commitment
-------------------------------------------- -----------------------------------
  Three Rivers Funding Corporation                        $50,000,000
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------



                                    Sch. A-1

                                   SCHEDULE B

                DOCUMENTS TO BE DELIVERED TO THE COLLATERAL AGENT

                       ON OR PRIOR TO THE INITIAL PURCHASE

                                    ATTACHED.



































                                   Sch. B - 1